                                                                  Exhibit 10 (a)

- --------------------------------------------------------------------------------


                             AMENDED AND RESTATED
                               CREDIT AGREEMENT


                                     among


                        ICF KAISER INTERNATIONAL, INC.,


                              The Several Lenders
                       from Time to Time Parties Hereto


                                      and


                                 CHEMICAL BANK,
                                   as Agent



                         DATED AS OF DECEMBER 8, 1993

- --------------------------------------------------------------------------------


                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----

SECTION 1.  DEFINITIONS ................................................     1
     1.1  Defined Terms ................................................     1
     1.2  Other Definitional Provisions ................................    19

SECTION 2.  AMOUNT AND TERMS OF REVOLVING CREDIT COMMITMENTS ...........    20
     2.1  Revolving Credit Commitments .................................    20
     2.2  Notes ........................................................    20
     2.3  Procedure for Revolving Credit Borrowing .....................    21
     2.4  Fees .........................................................    21
     2.5  Termination or Reduction of Commitments ......................    21
     2.6  Optional and Mandatory Prepayments ...........................    22
     2.7  Conversion and Continuation Options ..........................    23
     2.8  Minimum Amounts of Eurodollar Tranches .......................    23
     2.9  Interest Rates and Payment Dates .............................    24
     2.10 Computation of Interest and Fees .............................    24
     2.11 Inability to Determine Interest Rate .........................    24
     2.12 Pro Rata Treatment and Payments ..............................    25
     2.13 Illegality ...................................................    26
     2.14 Requirements of Law ..........................................    26
     2.15 Taxes ........................................................    28
     2.16 Indemnity ....................................................    29

SECTION 3.  LETTERS OF CREDIT ..........................................    30
     3.1  L/C Commitment  ..............................................    30
     3.2  Procedure for Issuance and Renewal of Letters of Credit ......    30
     3.3  Fees, Commissions and Other Charges ..........................    31
     3.4  L/C Participations ...........................................    32
     3.5  Reimbursement Obligation of the Borrower .....................    33
     3.6  Borrower's Obligations Absolute ..............................    34
     3.7  Letter of Credit Payments ....................................    34
     3.8  Role of Issuing Bank .........................................    35
     3.9  L/C Participants' Obligations Absolute .......................    35
     3.10 Application ..................................................    36

SECTION 4.  REPRESENTATIONS AND WARRANTIES .............................    36
     4.1  Financial Condition ..........................................    36
     4.2  No Change ....................................................    37
     4.3  Corporate Existence; Compliance with Law .....................    37
     4.4  Corporate Power; Authorization; Enforceable Obligations ......    37
     4.5  No Legal Bar .................................................    38
     4.6  No Material Litigation .......................................    38
     4.7  No Default ...................................................    38
     4.8  Ownership of Property; Liens .................................    38
     4.9  Intellectual Property ........................................    38
     4.10 No Burdensome Restrictions ...................................    39
     4.11 Taxes ........................................................    39
     4.12 Federal Regulations ..........................................    39


                                                                            Page
                                                                            ----

     4.13 ERISA ........................................................    39
     4.14 Investment Company Act; Other Regulations ....................    40
     4.15 Subsidiaries .................................................    40
     4.16 Capital Stock ................................................    40
     4.17 Accuracy of Information ......................................    41
     4.18 Purpose of Loans .............................................    41
     4.19 Debarment or Suspension ......................................    41
     4.20 Environmental Matters ........................................    42
     4.21 Insurance ....................................................    42
     4.22 Indemnification from Customers ...............................    42

SECTION 5.  CONDITIONS PRECEDENT .......................................    42
     5.1  Conditions to Initial Extension of Credit ....................    42
     5.2  Conditions to Each Extension of Credit .......................    46

SECTION 6.  AFFIRMATIVE COVENANTS ......................................    46
     6.1  Financial Statements .........................................    47
     6.2  Certificates; Other Information ..............................    48
     6.3  Borrowing Base Certificates ..................................    49
     6.4  Payment of Obligations .......................................    49
     6.5  Conduct of Business and Maintenance of Existence .............    49
     6.6  Maintenance of Property; Insurance ...........................    50
     6.7  Inspection of Property; Books and Records; Discussions .......    50
     6.8  Notices ......................................................    50
     6.9  Contracts with Customers .....................................    52
     6.10 New Subsidiaries and Subsidiary Guarantors ...................    52
     6.11 Audits of Accounts; Examination Letter .......................    52
     6.12 Change of Control ............................................    53

SECTION 7.  NEGATIVE COVENANTS .........................................    53
     7.1  Financial Condition Covenants ................................    53
     7.2  Limitation on Indebtedness ...................................    54
     7.3  Limitation on Liens ..........................................    55
     7.4  Limitation on Guarantee Obligations ..........................    57
     7.5  Limitation on Fundamental Changes ............................    57
     7.6  Limitation on Sale of Assets .................................    57
     7.7  Limitation on Restricted Payments ............................    58
     7.8  Limitation on Transactions with Affiliates ...................    59
     7.9  Limitation on Optional Payments and Modifications of Debt
            Instruments ................................................    60
     7.10 Limitation on Investments, Loans and Advances ................    60
     7.11 Corporate Documents ..........................................    61
     7.12 Compliance with ERISA ........................................    61
     7.13 Maintenance of Accounts ......................................    62
     7.14 Nature of Business ...........................................    62

SECTION 8.  EVENTS OF DEFAULT ..........................................    62

SECTION 9.  THE AGENT ..................................................    66
     9.1  Appointment ..................................................    66
     9.2  Delegation of Duties .........................................    66
     9.3  Exculpatory Provisions .......................................    66

                                                                            Page
                                                                            ----

     9.4  Reliance by Agent ............................................    67
     9.5  Notice of Default ............................................    67
     9.6  Non-Reliance on Agent and Other Lenders ......................    67
     9.7  Indemnification ..............................................    68
     9.8  Agent in Its Individual Capacity .............................    68
     9.9  Successor Agent ..............................................    69

SECTION 10.  MISCELLANEOUS .............................................    69
     10.1  Amendments and Waivers ......................................    69
     10.2  Notices .....................................................    70
     10.3  No Waiver; Cumulative Remedies ..............................    71
     10.4  Survival of Representations and Warranties ..................    71
     10.5  Payment of Expenses and Taxes ...............................    71
     10.6  Successors and Assigns; Participations and Assignments ......    72
     10.7  Adjustments; Set-off ........................................    75
     10.8  Counterparts ................................................    75
     10.9  Severability ................................................    75
     10.10 Integration .................................................    76
     10.11 Submission To Jurisdiction; Waivers .........................    76
     10.12 GOVERNING LAW ...............................................    76
     10.13 Acknowledgements ............................................    77
     10.14 WAIVERS OF JURY TRIAL .......................................    77
     10.15 Confidentiality .............................................    77
     10.16 Amendment and Restatement of Existing Credit Agreement ......    77
     10.17 The Cash Collateral Account .................................    77


SCHEDULES

     Schedule I     Lenders and Commitments
     Schedule II    Certain Existing Letters of Credit
     Schedule III   Subsidiaries and Subsidiary Guarantors
     Schedule IV    Capital Stock of the Borrower
     Schedule V     Insurance
     Schedule VI    Indemnification from Customers
     Schedule VII   Existing Indebtedness
     Schedule VIII  Existing Liens


EXHIBITS

     Exhibit A     Form of Note

     Exhibit C     Form of Subsidiaries Guarantee
     Exhibit D     Form of Borrower Security Agreement
     Exhibit E     Form of Subsidiaries Security Agreement

        AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 8, 1993, among ICF KAISER INTERNATIONAL, INC., a Delaware corporation (the "Borrower"),
                                                                   --------
the several banks and other financial institutions from time to time parties to this Agreement (the "Lenders") and CHEMICAL BANK, a New York banking
                     -------
corporation, as agent for the Lenders hereunder (in such capacity, the "Agent").
                                                                        -----


                             W I T N E S S E T H :
                             - - - - - - - - - -

        WHEREAS, the Borrower is a party to the Credit Agreement, dated as of May 14, 1991, as amended (the "Existing Credit Agreement"), among the Borrower,
                               -------------------------
the banks parties thereto (the "Existing Lenders") and Chemical Bank (successor
                                ----------------
by merger to Manufacturers Hanover Trust Company), as agent for the Existing Lenders (in such capacity, the "Existing Agent"); and
                                --------------

        WHEREAS, effective as of June 26, 1993, the Borrower changed its name from "ICF International, Inc." to "ICF Kaiser International, Inc."; and

        WHEREAS, the Borrower proposes to restate the Existing Credit Agreement in this Agreement in order to provide financing for certain of its working capital and general corporate requirements in the original aggregate amount of $60,000,000; and

        WHEREAS, the Existing Lenders listed on the signature pages hereto (collectively, the "Continuing Lenders"), the Existing Agent and CoreStates
                    ------------------
Bank, N.A. are willing to provide such financing upon the terms and subject to the conditions hereinafter set forth; and

        WHEREAS, it is intended that the indebtedness evidenced by the Notes (as hereinafter defined) be a continuation of the indebtedness of the Borrower to the Existing Lenders under the Existing Credit Agreement and that each Security Document (as hereinafter defined) be a continuation of the corresponding existing Security Document (as defined in the Existing Credit Agreement);

        NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree that on the Closing Date the Existing Credit Agreement shall be amended and restated in its entirety as follows:


                            SECTION 1.  DEFINITIONS

          1.1  Defined Terms.  As used in this Agreement, the following terms
               -------------
shall have the following meanings:

          "ABR":  for any day, a rate per annum (rounded upwards, if necessary,
           ---
     to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and
     (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "Prime Rate" shall mean the rate of interest per
                            ----------
     annum publicly announced from time to time by the Agent as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by Chemical Bank in connection with extensions of credit to debtors); "Base CD Rate" shall
                                                           ------------
     mean the sum of (a) the product of (i) the Three-Month Secondary CD Rate and (ii) a fraction, the numerator of which is one and the denominator of which is one minus the C/D Reserve Percentage and (b) the C/D Assessment Rate; "Three-Month Secondary CD Rate" shall mean, for any day, the
            -----------------------------
     secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 A.M., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by it; and "Federal
                                                                    -------
     Funds Effective Rate" shall mean, for any day, the weighted average of the
     --------------------
     rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Agent from three federal funds brokers of recognized standing selected by it. If for any reason the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Base CD Rate or the Federal Funds Effective Rate, or both, for any reason, including the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms thereof, the ABR shall be determined without regard to clause (b) or (c), or both, of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the ABR due to a change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate, respectively.

          "ABR Loans":  Loans the rate of interest applicable to which is based
           ---------
     upon the ABR.

          "Accounts":  as defined in Section 9-106 of the New York Uniform
           --------
     Commercial Code.

          "Adjusted Consolidated Net Income":  for any fiscal period,
           --------------------------------
     Consolidated Net Income for such fiscal period, plus the amounts deducted from earnings in determining such Consolidated Net Income for Consolidated Fixed Charges and income taxes.

          "Affiliate":  as to any Person, any other Person (other than a
           ---------
     Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

          "Aggregate Outstanding Extensions of Credit":  as to any Lender at any
           ------------------------------------------
     time, an amount equal to the sum of (a) the aggregate principal amount of all Loans made by such Lender then outstanding and (b) such Lender's Commitment Percentage of the L/C Obligations then outstanding.

          "Agreement":  this Amended and Restated Credit Agreement, as amended,
           ---------
     supplemented or otherwise modified from time to time.

          "Applicable Margin":  for each day during each fiscal quarter of the
           -----------------
     Borrower, the rate per annum set forth for the relevant Type of Loan below opposite the Interest Coverage Ratio of the Borrower and its consolidated Subsidiaries as shown on the Applicable Margin Certificate required pursuant to subsection 6.2(e) to be delivered for the immediately preceding fiscal quarter:

                    Interest
                    Coverage                               Eurodollar
                     Ratio              ABR Loans            Loans
                    --------            ---------          ----------
       (a)     Less than 2.0:1.0           1/2%              2-1/4%

       (b)     Less than 2.5:1.0           1/2%              2%
               but greater than
               or equal to
               2.0:1.0

       (c)     Less than 3.0:1.0           1/4%              1-3/4%
               but greater than
               or equal to
               2.5:1.0

       (d)     Less than 3.5:1.0           1/4%              1-1/2%
               but greater than
               or equal to
               3.0:1.0

       (e)     Less than 4.0:1.0           0%                1-1/4%
               but greater than
               or equal to
               3.5:1.0

       (f)     Greater than or             0%                1%
               equal to 4.0:1.0

     ; provided, however, that, (i) in the event that no Applicable Margin
       --------  -------
     Certificate has been delivered for a fiscal quarter prior to the last day of the next succeeding fiscal quarter, the Applicable Margin during such next succeeding fiscal quarter shall be that described in the foregoing clause (a), (ii) in the event that the actual Interest Coverage Ratio for any fiscal quarter is subsequently determined to be less than that set forth in the Applicable Margin Certificate for such fiscal quarter, the Applicable Margin during the fiscal quarter next succeeding the fiscal quarter in respect of which such Interest Coverage Ratio has been determined shall be determined based upon such actual Interest Coverage Ratio and (iii) if any interest payment is made during the period between the first day of a fiscal quarter and the date of delivery of the Applicable Margin Certificate for the immediately preceding fiscal quarter pursuant to subsection 6.2(e), such interest payment in respect of such period shall be tentatively calculated on the basis of the Applicable Margin in effect for such immediately preceding fiscal quarter until delivery of such Applicable Margin Certificate. Changes in the Applicable Margin, if any, resulting from the operation of any of clauses (i), (ii) or
     (iii) above for any fiscal quarter shall be given effect through adjustments in subsequent interest payments so as to give effect to such Applicable Margin retroactively to the beginning of such fiscal quarter.

          "Applicable Margin Certificate":  as defined in subsection 6.2(e).
           -----------------------------

          "Application":  an application, in such form as the Issuing Bank may
           -----------
     specify from time to time, requesting the Issuing Bank to open a Letter of Credit.

          "Assignee":  as defined in subsection 10.6(c).
           --------

          "Available Commitment":  as to any Lender, at any time, an amount
           --------------------
     equal to the excess, if any, of (a) such Lender's Commitment over (b) such Lender's Aggregate Outstanding Extensions of Credit.

          "Board":  the Board of Governors of the Federal Reserve System (or any
           -----
     successor).

          "Borrower Security Agreement":  the Amended and Restated Borrower
           ---------------------------
     Security Agreement to be executed and delivered by the Borrower, substantially in the form of Exhibit D, as the same may be amended, supplemented or otherwise modified from time to time.

          "Borrowing Base":  on any date of determination, the sum of (i) 85% of
           --------------
     Eligible Billed Accounts Receivable of the Borrower and its Domestic Subsidiaries plus (ii) 30% of Unbilled Accounts Receivable of the Borrower
                  ----
     and its Domestic Subsidiaries.

          "Borrowing Base Certificates":  the monthly certificates provided by
           ---------------------------
     the Borrower pursuant to this Agreement setting forth the calculation of the Borrowing Base for such month, substantially in the form of Exhibit B.

          "Borrowing Date":  any Business Day specified in a notice pursuant to
           --------------
     subsection 2.3 as a date on which the Borrower requests the Lenders to make Loans hereunder.

          "Business":  as defined in subsection 4.17.
           --------

          "Business Day":  a day other than a Saturday, Sunday or other day on
           ------------
     which commercial banks in New York City are authorized or required by law to close.

          "Capital Stock":  any and all shares, interests, participations or
           -------------
     other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

          "Cash Collateral Account":  a collateral account with the Agent over
           -----------------------
     which the Agent shall have sole dominion and control for the benefit of the Lenders and from which the Borrower shall have no right of withdrawal, the funds on deposit in which shall be invested by the Agent, in consultation with the Borrower, and, together with earnings on such investments, shall be held by the Agent as collateral security for the Borrower's obligations under this Agreement, the Notes and the L/C Obligations.

          "Cash Equivalents":  (i) direct obligations of the United States of
           ----------------
     America or any agency or instrumentality thereof, or obligations guaranteed by the United States of America or any agency or instrumentality thereof, in each case maturing within 180 days of the date of acquisition thereof;
     (ii) certificates of deposit or Eurodollar deposits, due within 180 days of the date of acquisition thereof, with a commercial bank which is organized under the laws of the United States of America or any state thereof having capital funds of at least $500 million; and (iii) commercial paper given the highest rating by two established national credit rating agencies and maturing not more than 180 days from the date of acquisition thereof.

          "C/D Assessment Rate":  for any day as applied to any ABR Loan, the
           -------------------
     annual assessment rate in effect on such day which is payable by a member of the Bank Insurance Fund classified as well-capitalized and within supervisory subgroup "B" (or a comparable successor assessment risk classification) within the meaning of 12 C.F.R. (S) 327.3(d) (or any successor provision) to the Federal Deposit Insurance Corporation (or any successor) for such Corporation's (or such successor's) insuring time deposits at offices of such institution in the United States.

          "C/D Reserve Percentage":  for any day as applied to any ABR Loan,
           ----------------------
     that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board, for determining the maximum reserve requirement for a Depositary Institution (as defined in Regulation D of the Board) in respect of new non-personal time deposits in Dollars having a maturity of 30 days or more.

          "Chemical":  Chemical Bank.
           --------

          "Closing Date":  the date on which the conditions precedent set forth
           ------------
     in subsection 5.1 shall be satisfied.

          "Code":  the Internal Revenue Code of 1986, as amended from time to
           ----
     time.

          "Collateral":  all assets of the Loan Parties, now owned or
           ----------
     hereinafter acquired, upon which a Lien is purported to be created by any Security Document.

          "Commercial Letter of Credit":  as defined in subsection 312.
           ---------------------------

          "Commitment":  as to any Lender, the obligation of such Lender to make
           ----------
     Loans to and/or issue or participate in

     Letters of Credit issued on behalf of the Borrower hereunder in an aggregate principal and/or face amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule I, as such amount may be reduced from time to time in accordance with the provisions of this Agreement.

          "Commitment Percentage":  as to any Lender at any time, the percentage
           ---------------------
     which such Lender's Commitment then constitutes of the aggregate Commitments (or, at any time after the Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender's Loans then outstanding constitutes of the aggregate principal amount of the Loans then outstanding).

          "Commitment Period":  the period from and including the date hereof to
           -----------------
     but not including the Termination Date or such earlier date on which the Commitments shall terminate as provided herein.

          "Commonly Controlled Entity":  an entity, whether or not incorporated,
           --------------------------
     which is under common control with the Borrower within the meaning of
     Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414 of the Code.

          "Consolidated Capital Funds":  as of the date of determination, the
           --------------------------
     sum of (i) the Consolidated Net Worth of the Borrower at such date and (ii) the outstanding principal amount of the Borrower's Consolidated Funded Indebtedness at such date.

          "Consolidated Fixed Charges":  for any period, the sum of Consolidated
           --------------------------
     Interest Expense and Consolidated Lease Expense for such period.

          "Consolidated Funded Indebtedness":  as of the date of determination,
           --------------------------------
     the sum of all Indebtedness and (without duplication) Guarantee Obligations of the Borrower and its Subsidiaries, other than Non-Recourse Indebtedness, determined on a consolidated basis in accordance with GAAP.

          "Consolidated Interest Expense":  for any period, interest expense of
           -----------------------------
     the Borrower and its Subsidiaries other than its Single Purpose Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP (net of interest income for such period).

          "Consolidated Lease Expense":  for any period, the aggregate rental
           --------------------------
     expenses of the Borrower and its Subsidiaries other than its Single Purpose Subsidiaries, determined on a consolidated basis in accordance with GAAP, payable in respect of such period under leases (other than capitalized leases) for real and/or personal property (net of income from subleases thereof).

          "Consolidated Net Income":  for any period, the consolidated net
           -----------------------
     income (or deficit) of the Borrower and its Subsidiaries other than its Single Purpose Subsidiaries (except to the extent actually received from a Single Purpose Subsidiary by a Subsidiary that is not a Single Purpose Subsidiary) for such period (taken as a cumulative whole), determined in accordance with GAAP, provided that there shall be excluded therefrom (a)
                           --------
     the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Borrower or any Subsidiary except mergers accounted for under the pooling of interests method, (b) the income (or deficit) of any Person (other than a Subsidiary) in which the Borrower or any Subsidiary has an ownership interest, except to the extent that the Borrower or such Subsidiary has received, or has the right to receive, such income, (c) the undistributed earnings of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation or Requirement of Law applicable to such Subsidiary, (d) any aggregate net gain (but not any aggregate net loss) during such period arising from the sale, exchange or other disposition of capital assets (such term to include all fixed assets, whether tangible or intangible, all inventory sold in conjunction with the disposition of fixed assets and all securities), (e) any write-up of any asset, (f) any net gain from the collection of the proceeds of life insurance policies, (g) any gain arising from the acquisition of any securities, or the extinguishment, under GAAP, of any Indebtedness, of the Borrower or any Subsidiary, (h) in the case of a successor to the Borrower by consolidation or merger or as a transferee of its assets, any earnings of the successor corporation prior to such consolidation, merger or transfer of assets, (i) any deferred credit representing the excess of equity in any Subsidiary at the date of acquisition over the cost of the investment in such Subsidiary, (j) any extraordinary loss directly related to the repurchase or repayment, substantially concurrently with the occurrence of the Closing Date, of (x) the Borrower's 13.5% Senior Subordinated Notes due 1999 and warrants issued in connection therewith,
     (y) the Existing Credit Agreement and (z) the Borrower's Series 2C Senior Preferred Stock and related Series 2C Warrants and (k) any extraordinary loss directly related to the execution and delivery of this Agreement incurred on the Closing Date.

          "Consolidated Net Worth":  at a particular date, all amounts which
           ----------------------
     would be included under shareholders' equity on a consolidated balance sheet of the Borrower and its

     Subsidiaries other than its Single Purpose Subsidiaries, determined on a consolidated basis in accordance with GAAP.

          "Continuing Lenders":  as defined in the preamble hereto.
           ------------------

          "Contractual Obligation":  as to any Person, any provision of any
           ----------------------
     security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

          "Credit Reclassifications":  net credit balances on an individual
           ------------------------
     account basis which remain outstanding for greater than 90 days.

          "Default":  any of the events specified in Section 8, whether or not
           -------
     any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

          "Deferred Revenue":  with respect to any Accounts due from any Person
           ----------------
     to which the Borrower or any Domestic Subsidiary has a liability to provide services as a result of billings in excess of the value of work performed, the lesser of (a) such excess and (b) the amount of such Accounts due from such Person.

          "Dollars" and "$":  dollars in lawful currency of the United States of
           -------       -
     America.

          "Domestic Subsidiary:  as to any Person, a Subsidiary of such Person
           -------------------
     the jurisdiction of incorporation of which is, and the chief executive office of which is located in, one of the States of the United States or the District of Columbia.

          "Eligible Billed Accounts Receivable":  at a particular date,
           -----------------------------------
     Accounts: (a) (i) which are bona fide, valid and legally enforceable obligations of the account debtor in respect thereof and arise from the actual sale and delivery of goods or rendition of services to or for the benefit of such account debtor in the ordinary course of business, (ii) with respect to which all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the execution, delivery and performance of such Accounts have been duly obtained, effected or given, are in full force and effect and do not subject the scope of such Accounts to any materially adverse limitation, either specific or general in nature, to the best of the Borrower's knowledge and (iii) which conform in all other respects to the representations and warranties contained herein; (b) which have been invoiced by the

     Borrower or a Domestic Subsidiary and which have been outstanding for less than 90 days after the date of such invoice; (c) which are not owed by an obligor which (i) is an Affiliate (other than Accounts owed to the Borrower or any Domestic Subsidiary by joint ventures in which the Borrower or any Subsidiary has an interest or project related partnerships in which the Borrower or any Subsidiary is a general partner which are not otherwise included as Eligible Billed Accounts Receivable pursuant to this definition) or Subsidiary of the Borrower or (ii) is organized under the laws of a jurisdiction outside the United States of America unless (x) such Account is secured by a commercial letter of credit in favor of the Borrower or a Domestic Subsidiary which has been confirmed by a bank which is a member of the New York Clearinghouse or which is otherwise satisfactory to the Agent or (y) the Borrower or a Domestic Subsidiary has obtained with respect to such Account insurance or other guarantee substantially similar to a letter of credit which such insurance or guarantee is satisfactory to the Agent; (d) which, to the best of the Borrower's or any Domestic Subsidiary's knowledge, are not owed by an obligor which has taken any of the actions or suffered any of the events of the kind described in paragraph (g) of Section 8; and (e) which the Agent or the Required Lenders, exercising reasonable discretion, have not otherwise determined to be unacceptable to them; provided, that Eligible
                                                      --------
     Billed Accounts Receivable shall be reduced by the sum of (a) the amount at such date of reserves against returns, discounts, claims, credits and allowances and other such reductions in accounts, as from time to time the Borrower shall determine in the ordinary course of its business, (b) any retainages or variances, (c) Deferred Revenue, (d) Unapplied Cash and (e) Credit Reclassifications.

          "Environmental Laws":  any and all foreign, Federal, state, local or
           ------------------
     municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

          "ERISA":  the Employee Retirement Income Security Act of 1974, as
           -----
     amended from time to time.

          "ESOP Credit Agreement":  the ESOP Credit Agreement, dated as of May
           ---------------------
     14, 1991, as amended, among, (i) the trustees of the ESOP Trust, (ii) the Borrower, as guarantor, (iii) the Existing Lenders and (iv) the Existing Agent.

          "ESOP Trust":  the ICF Kaiser International, Inc. Employee Stock
           ----------
     Ownership Trust created pursuant to the ICF Kaiser International, Inc. Employee Stock Ownership Plan.

          "Eurocurrency Reserve Requirements":  for any day as applied to a
           ---------------------------------
     Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of such System.

          "Eurodollar Base Rate":  with respect to each day during each Interest
           --------------------
     Period pertaining to a Eurodollar Loan, the rate per annum equal to the rate at which Chemical is offered Dollar deposits at or about 10:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its Eurodollar Loans are then being conducted, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of its Eurodollar Loan to be outstanding during such Interest Period.

          "Eurodollar Loans":  Loans the rate of interest applicable to which is
           ----------------
     based upon the Eurodollar Rate.

          "Eurodollar Rate":  with respect to each day during each Interest
           ---------------
     Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                        Eurodollar Base Rate
             ----------------------------------------
             1.00 - Eurocurrency Reserve Requirements

          "Eurodollar Tranche": the collective reference to Eurodollar Loans the
           ------------------
     then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

          "Event of Default":  any of the events specified in Section 8,
           ----------------
     provided that any requirement for the giving of notice, the lapse of time,
     --------
     or both, or any other condition, has been satisfied.

          "Existing Agent":  as defined in the preamble hereto.
           --------------

          "Existing Credit Agreement":  as defined in the preamble hereto.
           -------------------------

          "Existing Lenders":  as defined in the preamble hereto.
           ----------------

          "Financing Lease":  any lease of property, real or personal, the
           ---------------
     obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

          "GAAP":  generally accepted accounting principles in the United States
           ----
     of America in effect from time to time.

          "Governmental Authority":  any nation or government, any state or
           ----------------------
     other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guarantee Obligation":  as to any Person (the "guaranteeing person"),
           --------------------                           -------------------
     without duplication, any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, Financing Leases, dividends or other financial or payment obligations (the "primary
                                                               -------
     obligations") of any other third Person (the "primary obligor") in any
     -----------                                   ---------------
     manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the
                                                 --------  -------
     term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business or any Indebtedness. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

          "Hazardous Materials":  any hazardous materials, hazardous wastes,
           -------------------
     hazardous constituents, hazardous or toxic substances, petroleum products (including crude oil or any fraction thereof), defined or regulated as such in or under any Environmental Law.

          "Indebtedness":  of any Person at any date, without duplication (a)
           ------------
     all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument,
     (c) all obligations of such Person under Financing Leases, (d) all obligations of such Person in respect of outstanding letters of credit, acceptances and similar obligations issued or created for the account of such Person and (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

          "Insolvency":  with respect to any Multiemployer Plan, the condition
           ----------
     that such Plan is insolvent within the meaning of Section 4245 of ERISA.

          "Insolvent":  pertaining to a condition of Insolvency.
           ---------

          "Interest Coverage Ratio":  as defined in subsection 7.1(b).
           -----------------------

          "Interest Payment Date":  (a) as to any ABR Loan, the last day of each
           ---------------------
     March, June, September and December to occur while such Loan is outstanding, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period, and (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day which is three months or a whole multiple thereof after the first day of such Interest Period, and the last day of such Interest Period.

          "Interest Period":  with respect to any Eurodollar Loan:
           ---------------

                  (i) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

                  (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

     provided that, the foregoing provisions relating to Interest Periods are
     --------
     subject to the following:

               (1) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

               (2) any Interest Period that would otherwise extend beyond the Termination Date shall end on the Termination Date;

               (3) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

               (4) the Borrower shall select Interest Periods so as not to require a payment or prepayment of any Eurodollar Loan during an Interest Period for such Loan.

          "Issuing Bank":  Chemical Bank (Delaware), in its capacity as issuer
           ------------
     of any Letter of Credit or such other Lender satisfactory to the Company and the Agent as shall be selected by the Company and the Agent to issue Letters of Credit under this Agreement.

          "L/C Commitment":  $60,000,000.
           --------------

          "L/C Fee Payment Date":  the last day of each March, June, September
           --------------------
     and December.

          "L/C Obligations":  at any time, an amount equal to the sum of (a) the
           ---------------
     aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to subsection 3.5(a).

          "L/C Participants":  the collective reference to all the Lenders other
           ----------------
     than the Issuing Bank.

          "Letters of Credit":  as defined in paragraph 3.1(a).
           -----------------

          "Lien":  any mortgage, pledge, hypothecation, assignment, deposit
           ----
     arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or similar preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).

          "Loan Documents":  this Agreement, the Notes, the Applications and the
           --------------
     Security Documents.

          "Loan Parties":  the Borrower and each of the Subsidiary Guarantors.
           ------------

          "Loans":  as defined in subsection 2.1.
           -----

          "Material Adverse Effect":  a material adverse effect on (a) the
           -----------------------
     business, operations, property, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole or (b) the validity or enforceability of this Agreement, any of the Notes, any Application or any of the other Loan Documents or the rights or remedies of the Agent or the Lenders hereunder or thereunder.

          "Materials of Environmental Concern":  any gasoline or petroleum
           ----------------------------------
     (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

          "Multiemployer Plan":  a Plan which is a multiemployer plan as defined
           ------------------
     in Section 4001(a)(3) of ERISA.

          "Net Borrowing Base":  at any time, the excess, if any, of (i) the
           ------------------
     Borrowing Base at such time over (ii) the aggregate amount of Indebtedness
                                 ----
     permitted pursuant to subsection 7.2(i) outstanding at such time.

          "Non-Excluded Taxes":  as defined in subsection 2.15.
           ------------------

          "Non-Recourse Indebtedness":  Indebtedness of a Single Purpose
           -------------------------
     Subsidiary with respect to which (a) the sole legal recourse for collection of principal, premium, if any, and interest on such Indebtedness is against
     (i) the specific property identified in the instruments evidencing or securing such Indebtedness and such property was acquired with the proceeds of such Indebtedness or such Indebtedness was incurred within 90 days of the acquisition of such property, and/or (ii) the Capital Stock of such Single Purpose Subsidiary, provided that such Single Purpose Subsidiary has
                                --------
     no assets other than the specific property acquired with the proceeds of such Indebtedness, capital contributed to such Subsidiary in compliance with the terms of this Agreement, and such other assets as may be reasonably required for the limited operations of such Subsidiary, and (b) neither the Borrower nor any Subsidiary of the Borrower, other than the referent Single Purpose Subsidiary, is directly or indirectly liable to make any payment thereon, has any Guarantee Obligation in respect of such Indebtedness or such Single Purpose Subsidiary or has pledged or granted any lien or encumbrances on any assets as collateral or security with respect thereto, other than the Capital Stock of the referent Single Purpose Subsidiary.

          "Note":  as defined in subsection 2.2.
           ----

          "Participant":  as defined in subsection 10.6(b).
           -----------

          "PBGC":  the Pension Benefit Guaranty Corporation established pursuant
           ----
     to Subtitle A of Title IV of ERISA.

          "Permitted Businesses":  the businesses of providing consulting,
           --------------------
     engineering or construction services to public and private sector clients in the environment, energy, infrastructure and industry markets.

          "Person":  an individual, partnership, corporation, business trust,
           ------
     joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

          "Plan":  at a particular time, any employee benefit plan which is
           ----
     covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
     Section 3(5) of ERISA.

          "Properties":  as defined in subsection 4.17.
           ----------

          "Register":  as defined in subsection 10.6(d).
           --------

          "Regulation U":  Regulation U of the Board of Governors of the Federal
           ------------
     Reserve System as in effect from time to time.

          "Reimbursement Obligation":  the obligation of the Borrower to
           ------------------------
     reimburse the Issuing Bank pursuant to subsection 3.5(a) for amounts drawn under Letters of Credit.

          "Reorganization":  with respect to any Multiemployer Plan, the
           --------------
     condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

          "Reportable Event":  any of the events set forth in Section 4043(b) of
           ----------------
     ERISA, other than those events as to which the thirty day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg. (S) 2615.

          "Required Lenders":  at any time, Lenders the Commitment Percentages
           ----------------
     of which aggregate at least 60%.

          "Requirement of Law":  as to any Person, the Certificate of
           ------------------
     Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Responsible Officer":  the chairman, the chief executive officer or
           -------------------
     the president of the Borrower or, with respect to financial matters, the chief financial officer of the Borrower.

          "Security Agreements":  the collective reference to the Borrower
           -------------------
     Security Agreement and the Subsidiaries Security Agreement.

          "Security Documents":  the collective reference to the Security
           ------------------
     Agreements, the Subsidiaries Guarantee and all other security documents and guarantees hereafter delivered to the Agent either granting a Lien on any asset or assets of any Person to secure, or guaranteeing, the obligations and liabilities of the Borrower hereunder, under the Notes and/or under any of the other Loan Documents or to secure any guarantee of any such obligations and liabilities.

          "Single Employer Plan":  any Plan which is covered by Title IV of
           --------------------
     ERISA, but which is not a Multiemployer Plan.

          "Single Purpose Subsidiary":  as to any Person, a Subsidiary of such
           -------------------------
     Person the activities of which, including its Subsidiaries and partnerships or other entities owned, or the management of which are otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Single Purpose Subsidiary, are limited to (a) ownership of all or a portion of the interests in a single project constituting one or more Permitted Businesses, either directly or through the ownership of the Capital Stock of another Person, and (b) the development, engineering, design, project management, construction or operation of such project.

          "Standby Letter of Credit":  as defined in paragraph 3.1(b)(i)(1).
           ------------------------

          "Subordinated Debt":  (a) the Subordinated Notes and (b) any other
           -----------------
     unsecured Indebtedness of the Borrower no part of the principal of which is required to be paid (whether by way of mandatory sinking fund, mandatory redemption or mandatory prepayment or otherwise) prior to the Termination Date, and the payment of the principal of and interest on which and any other obligations of the Borrower in respect thereof is subordinated to the prior payment in full of the principal of and interest (including post-petition interest) on the Notes and all amounts payable with respect to the Letters of Credit and all other obligations and liabilities of the Borrower to the Lenders hereunder on terms and conditions approved in writing by the Required Lenders prior to the incurrence of such obligations.

          "Subordinated Notes":  the Borrower's Senior Subordinated Notes due
           ------------------
     2003 to be issued on or about the Closing Date.

          "Subsidiaries Guarantee":  the Amended and Restated Subsidiaries
           ----------------------
     Guarantee to be executed and delivered by each Subsidiary Guarantor, substantially in the form of Exhibit C, as the same may be amended, supplemented or otherwise modified from time to time.

          "Subsidiaries Security Agreement":  the Amended and Restated
           -------------------------------
     Subsidiaries Security Agreement to be executed and delivered by each Subsidiary Guarantor in favor of the Agent, substantially in the form of Exhibit E, as the same may be amended, supplemented or otherwise modified from time to time.

          "Subsidiary":  as to any Person, a corporation of which shares of
           ----------
     stock or other ownership interests having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

          "Subsidiary Guarantor":  each Subsidiary of the Borrower appearing
           --------------------
     under the heading "Subsidiary Guarantors" in Schedule III as supplemented from time to time in accordance with subsection 6.10.

          "Termination Date":  October 31, 1996.
           ----------------

          "Transferee":  as defined in subsection 10.6(f).
           ----------

          "Type":  as to any Loan, its nature as an ABR Loan or a Eurodollar
           ----
     Loan.

          "Unapplied Cash":  Accounts of the Borrower or any Domestic Subsidiary
           --------------
     which have been paid by the relevant obligor but which payments have not yet been reflected on the accounts receivables records of the Borrower or such Domestic Subsidiary.

          "Unbilled Accounts Receivable":  Accounts which have not been invoiced
           ----------------------------
     by the Borrower or any Subsidiary but which comply in all other respects with the requirements of the definition of Eligible Billed Accounts Receivable set forth herein, as such Unbilled Accounts Receivable are set forth in the Borrowing Base Certificates from time to time, provided that
                                                                 --------
     (a) no more than 10% of such Unbilled Accounts Receivable are owned by any Domestic Subsidiary which is not a Subsidiary Guarantor; (b) the invoice for each such Unbilled Account Receivable is in fact billable within thirty days from the date on which such Unbilled Account Receivable debtor incurred liability for costs with respect to goods or services provided in connection with the creation of such Unbilled Account Receivable; and (c) the Borrower or Domestic Subsidiary which provided such goods and services at all times intends to render an invoice within such thirty day period for the total amount of the costs included in such Unbilled Account Receivable.

          "Uniform Customs":  the Uniform Customs and Practice for Documentary
           ---------------
     Credits (1983 Revision), International Chamber of Commerce Publication No. 400, as the same may be amended from time to time.

        1.2  Other Definitional Provisions.  (a)  Unless otherwise specified
             -----------------------------
therein, all terms defined in this Agreement shall have the defined meanings when used in the Notes or any certificate or other document made or delivered pursuant hereto.

        (b) As used herein and in the Notes, and any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Borrower and its Subsidiaries not defined in subsection 1.1 and accounting terms partly defined in subsection 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

        (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

        (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.


 SECTION 2.  AMOUNT AND TERMS OF REVOLVING CREDIT COMMITMENTS

        2.1  Revolving Credit Commitments.  (a)  Subject to the terms and
             ----------------------------
conditions hereof, each Lender severally agrees to make revolving credit loans ("Loans") to the Borrower from time to time during the Commitment Period in an
  -----
aggregate principal amount at any one time outstanding which, when added to such Lender's Commitment Percentage of the then outstanding L/C Obligations, does not exceed the lesser of (i) the amount of such Lender's Commitment or (ii) such Lender's Commitment Percentage of the Net Borrowing Base at such time. During the Commitment Period the Borrower may use the Commitments by borrowing, prepaying the Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

        (b) The Loans may from time to time be (i) Eurodollar Loans, (ii) ABR Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Agent in accordance with subsections 2.3 and 2.7, provided that no Loan
                                                         --------
shall be made as a Eurodollar Loan after the day that is one month prior to the Termination Date.

        2.2  Notes.  The Loans made by each Lender shall be evidenced by a
             -----
promissory note of the Borrower, substantially in the form of Exhibit A, with appropriate insertions as to payee, date and principal amount (a "Note"),
                                                                  ----
payable to the order of such Lender and in a principal amount equal to the lesser of (a) the amount of the initial Commitment of such Lender and (b) the aggregate unpaid principal amount of all Loans made by such Lender. Each Lender is hereby authorized to record the date, Type and amount of each Loan made by such Lender, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto, on the schedule annexed to and constituting a part of its Note, and any such recordation shall constitute prima
                                                                           -----
facie evidence of the accuracy of the information so recorded.  Each Note shall
- -----
(x) be dated the Closing Date, (y) be stated to mature on the

Termination Date and (z) provide for the payment of interest in accordance with subsection 2.9.

        2.3  Procedure for Revolving Credit Borrowing.   The Borrower may borrow
             ----------------------------------------
under the Commitments during the Commitment Period on any Business Day, provided
                                                                        --------
that the Borrower shall give the Agent irrevocable notice (which notice must be received by the Agent prior to 10:00 A.M., New York City time, (a) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Loans are to be initially Eurodollar Loans or (b) one Business Day prior to the requested Borrowing Date, otherwise), specifying (i) the amount to be borrowed, (ii) the requested Borrowing Date, (iii) whether the borrowing is to be of Eurodollar Loans, ABR Loans or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans, the amount of such Type of Loan and the length of the initial Interest Period therefor. Each borrowing under the Commitments shall be in an amount equal to (x) in the case of ABR Loans, $1,000,000 or a whole multiple thereof (or, if the then Available Commitments are less than $1,000,000, such lesser amount) and (y) in the case of Eurodollar Loans, $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Upon receipt of any such notice from the Borrower, the Agent shall promptly notify each Lender thereof. Each Lender will make the amount of its pro rata share of each borrowing available to the Agent for the account of the Borrower at the office of the Agent specified in subsection 10.2 prior to 11:00 A.M., New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Agent. Such borrowing will then be made available to the Borrower by the Agent crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Agent by the Lenders and in like funds as received by the Agent.

        2.4  Fees.  (a)  The Borrower agrees to pay to the Agent for the account
             ----
of each Lender a facility fee equal to 1% of such Lender's initial Commitment, payable on the Closing Date.

        (b) The Borrower agrees to pay to the Agent for the account of each Lender a commitment fee for the period from and including the first day of the Commitment Period to the Termination Date, computed at the rate of 1/2 of 1% per annum on the average daily amount of the Available Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Termination Date or such earlier date as the Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof.

        2.5  Termination or Reduction of Commitments.  (a)  The Borrower shall
             ---------------------------------------
have the right, upon not less than five Business Days' notice to the Agent, to terminate the Commitments or, from time to time, to reduce the amount of the Commitments. Any such reduction shall be in an amount equal to $1,000,000 or a whole multiple thereof and shall reduce permanently the Commitments then in effect.

        (b) Upon the sale of any assets pursuant to subsection 7.6(b), the Commitments shall be permanently reduced by an amount equal to 50% of the net proceeds of such sale, whether such net proceeds consists of cash, indebtedness, assets or other consideration, whenever received; provided that no Commitment
                                                  --------
reduction shall be required under this subsection 2.5(b) with respect to the first $10,000,000 in such net proceeds received by the Borrower after the Closing Date.

        2.6  Optional and Mandatory Prepayments.  (a)  The Borrower may on the
             ----------------------------------
last day of any Interest Period with respect thereto, in the case of Eurodollar Loans, or at any time and from time to time, in the case of ABR Loans, prepay the Loans, in whole or in part, without premium or penalty, upon at least four Business Days' irrevocable notice to the Agent, specifying the date and amount of prepayment and whether the prepayment is of Eurodollar Loans, ABR Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of any such notice the Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to subsection 2.16. Partial prepayments shall be in an aggregate principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof.

        (b) If any Borrowing Base Certificate delivered to the Agent pursuant to subsection 6.3 shall show that as of the date of such certificate the Net Borrowing Base was less than the sum of the Loans and L/C Obligations outstanding on the date on which such Borrowing Base Certificate is delivered, the Borrower shall on the date of such delivery prepay the Loans in an amount equal to the amount of such excess; provided that if the aggregate principal
                                    --------
amount of the Loans then outstanding is less than such excess (because the L/C Obligations constitute a portion thereof), a bank satisfactory to the Agent shall have issued a letter of credit for the account of the Borrower in favor of the Agent, for the benefit of the Lenders, in an amount equal to such difference or the Borrower shall deposit an amount equal to such difference in the Cash Collateral Account in each case for application to payment of Reimbursement Obligations pursuant to subsection 3.5.

        (c) Any termination or reduction of the Commitments pursuant to subsection 2.5 shall be accompanied by prepayment of the Loans (together with accrued interest on the amount so prepaid to the date of such prepayment) to the extent, if any, that the sum of the then outstanding Loans and L/C Obligations exceeds the amount of the Commitments as then reduced; provided that if the
                                                       --------
aggregate principal amount of the Loans then outstanding is less than such excess (because the L/C Obligations constitute a portion thereof), a bank satisfactory to the Agent shall have issued a letter of credit for the account of the Borrower in favor of the Agent, for the benefit of the Lenders, in an amount equal to such difference or the Borrower shall deposit an amount equal to such difference in the Cash Collateral Account in each case for application to payment of Reimbursement Obligations pursuant to subsection 3.5.

        (d) Each prepayment pursuant to this subsection 2.6 shall be accompanied by payment of any amounts payable pursuant to subsection 2.16.

        2.7  Conversion and Continuation Options. (a)  The Borrower may elect
             -----------------------------------
from time to time to convert Eurodollar Loans to ABR Loans by giving the Agent at least two Business Days' prior irrevocable notice of such election, provided
                                                                       --------
that any such conversion may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert ABR Loans to Eurodollar Loans by giving the Agent at least three Business Days' prior irrevocable notice of such election. Any such notice of conversion to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the Agent shall promptly notify each Lender thereof. All or any part of outstanding Eurodollar Loans and ABR Loans may be converted as provided herein, provided that no Loan
                                                         --------
may be converted into a Eurodollar Loan (i) when any Event of Default has occurred and is continuing and the Agent has or the Required Lenders have determined that such a conversion is not appropriate and (ii) after the date that is one month prior to the Termination Date.

        (b) Any Eurodollar Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving notice to the Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in subsection 1.1, of the length of the next Interest Period to be applicable to such Loans, provided that no Eurodollar Loan
                                                --------
may be continued as such (i) when any Event of Default has occurred and is continuing and the Agent has or the Required Lenders have determined that such a continuation is not appropriate or (ii) after the date that is one month prior to the Termination Date and provided, further, that if the Borrower shall fail
                            --------  -------
to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso such Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period.

        2.8  Minimum Amounts of Eurodollar Tranches.  All borrowings,
             --------------------------------------
conversions and continuations of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of the Loans comprising each Eurodollar Tranche shall be equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof.

        2.9  Interest Rates and Payment Dates.  (a)  Each Eurodollar Loan shall
             --------------------------------
bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin.

        (b) Each ABR Loan shall bear interest at a rate per annum equal to the ABR plus the Applicable Margin.

        (c) If all or a portion of (i) the principal amount of any Loan, (ii) any interest payable thereon or (iii) any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is (x) in the case of overdue principal, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this subsection plus 2% or (y) in the case of overdue interest, commitment fee or other amount, the rate described in paragraph (b) of this subsection plus 2%, in each case from the date of such non-payment until such amount is paid in full (as well after as before judgment).

        (d)  Interest shall be payable in arrears on each Interest Payment Date,

provided that interest accruing pursuant to paragraph (c) of this subsection
- --------
shall be payable from time to time on demand.

        2.10  Computation of Interest and Fees. (a)  Commitment fees and
              --------------------------------
interest shall be calculated on the basis of a 360-day year for the actual days elapsed. The Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the ABR or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change in interest rate.

        (b) Each determination of an interest rate by the Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Agent in determining any interest rate pursuant to subsection 2.9(a).

        2.11  Inability to Determine Interest Rate.  If prior to the first day
              ------------------------------------
of any Interest Period:

          (a) the Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

          (b) the Agent shall have received notice from the Required Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as ABR Loans, (y) any Loans that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be continued as ABR Loans and (z) any outstanding Eurodollar Loans shall be converted, on the first day of such Interest Period, to ABR Loans. Until such notice has been withdrawn by the Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert ABR Loans to Eurodollar Loans.

        2.12  Pro Rata Treatment and Payments.  (a)  Each borrowing by the
              -------------------------------
Borrower from the Lenders hereunder, each payment by the Borrower on account of any commitment fee hereunder and any reduction of the Commitments of the Lenders shall be made pro rata according to the respective Commitment Percentages of the Lenders. Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Loans shall be made pro rata according to the respective outstanding principal amounts of the Loans then held by the Lenders. All payments (including prepayments) to be made by the Borrower hereunder and under the Notes, whether on account of principal, interest, fees or otherwise, shall be made without set off or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Agent, for the account of the Lenders, at the Agent's office specified in subsection 10.2, in Dollars and in immediately available funds. The Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

        (b) Unless the Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its Commitment Percentage of such borrowing available to the Agent, the Agent may assume that such Lender is making such amount available to the Agent, and the Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Agent. A certificate of the Agent submitted to any Lender with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error. If such Lender's Commitment Percentage of such borrowing is not made available to the Agent by such Lender within three Business Days of such Borrowing Date, the Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to ABR Loans hereunder, on demand, from the Borrower. Nothing in this subsection 2.12(b) shall limit any rights of the Borrower against any Lender that fails to fulfill its obligations to fund any Loan.

        2.13  Illegality.  Notwithstanding any other provision herein, if the
              ----------
adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert ABR Loans to Eurodollar Loans shall forthwith be cancelled and (b) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to ABR Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to subsection 2.16.

        2.14  Requirements of Law.  (a)  If the adoption of or any change in any
              -------------------
Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

          (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Note, any Letter of Credit, any Application or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by subsection 2.15 and changes in the rate of tax on the overall net income of such Lender);

             (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

            (iii)    shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in Letters of Credit or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable for which such Lender has not been fully compensated by the Borrower pursuant to other provisions of this Agreement directly related to the event or circumstances which gave rise to such increased costs or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify the Borrower, through the Agent, of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this subsection submitted by such Lender, through the Agent, to the Borrower shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

        (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder or under any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrower (with a copy to the Agent) of a written request therefor, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

        2.15  Taxes.  (a)  All payments made by the Borrower under this
              -----
Agreement and the Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Agent or any Lender as a result of a present or former connection between the Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or the Notes). If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings ("Non-Excluded Taxes") are
                                                   ------------------
required to be withheld from any amounts payable to the Agent or any Lender hereunder or under the Notes, the amounts so payable to the Agent or such Lender shall be increased to the extent necessary to yield to the Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the Notes, provided, however, that the Borrower shall not be required to
           --------  -------
increase any such amounts payable to any Lender that is not organized under the laws of the United States of America or a state thereof if such Lender fails to comply with the requirements of paragraph (b) of this subsection. Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Agent or any Lender as a result of any such failure. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

          (b) Each Lender that is not incorporated under the laws of the United States of America or a state thereof shall:

             (i) deliver to the Borrower and the Agent (A) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or successor applicable form, as the case may be, and (B) an Internal Revenue Service Form

     W-8 or W-9, or successor applicable form, as the case may be;

             (ii) deliver to the Borrower and the Agent two further copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

            (iii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Borrower or the Agent;

unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the Agent. Such Lender shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax. Each Person that shall become a Lender or a Participant pursuant to subsection 10.6 shall, upon the effectiveness of the related transfer, be required to provide all of the forms and statements required pursuant to this subsection, provided that in the case of a Participant such Participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased.

        2.16  Indemnity.  The Borrower agrees to indemnify each Lender and to
              ---------
hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of Eurodollar Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Bank on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

             SECTION 3.  LETTERS OF CREDIT

        3.1  L/C Commitment.  (a)  Subject to the terms and conditions hereof,
             --------------
the Issuing Bank, in reliance on the agreements of the other Lenders set forth in subsection 3.4(a), agrees to issue letters of credit ("Letters of Credit")
                                                          -----------------
for the account of the Borrower on any Business Day during the Commitment Period in such form as may be approved from time to time by the Issuing Bank; provided that the Issuing Bank shall have no obligation to issue or extend or
- --------
renew any Letter of Credit if, after giving effect to such issuance, extension or renewal, (i) the L/C Obligations would exceed the L/C Commitment or (ii) the sum of the Loans and L/C Obligations then outstanding would exceed the Net Borrowing Base then in effect; provided, further, that at no time shall L/C
                               --------  -------
Obligations denominated in currency other than Dollars equal, in the aggregate, an amount greater than an amount equal to 20% of the total L/C Commitment at such time; and provided, further, that for the purposes of calculating the
               --------  -------
amount of L/C Obligations at any time, the amount of any L/C Obligation denominated in currency other than Dollars shall be calculated using the Dollar equivalent of such currency at such time as determined by the Agent.

          (b)  Each Letter of Credit shall:

               (i) be either (1) a standby letter of credit issued to support obligations of the Borrower or one or more of its Subsidiaries, contingent or otherwise (a "Standby Letter of Credit"), or (2) a
                                      ------------------------
          commercial letter of credit issued in respect of the purchase of goods or services by the Borrower and its Subsidiaries in the ordinary course of business (a "Commercial Letter of Credit") and
                                 ---------------------------

               (ii)  expire no later than the Termination Date.

        (c) Each Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New York.

        (d) The Issuing Bank shall not at any time be obligated to issue, extend or renew any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Bank or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

        3.2  Procedure for Issuance and Renewal of Letters of Credit.  (a)
             -------------------------------------------------------
Subject to the terms and conditions hereof, the standby letters of credit issued by Chemical Bank (Delaware) pursuant to the Existing Credit Agreement and listed on Schedule II are hereby deemed to be Letters of Credit issued pursuant to this Agreement for all purposes hereof.

        (b) The Borrower may from time to time request that the Issuing Bank issue additional Letters of Credit by delivering to the Issuing Bank at its address for notices specified herein an Application therefor, completed to the satisfaction of the Issuing Bank, and such other certificates, documents and other papers and information as the Issuing Bank may reasonably request. Upon receipt of any Application, the Issuing Bank will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Bank be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Bank and the Borrower. The Issuing Bank shall furnish a copy of such Letter of Credit to the Borrower promptly following the issuance thereof.

     (c) Subject to the provisions of subsection 3.1, the Borrower may request the extension or renewal of a Letter of Credit issued hereunder which is not automatically renewed in accordance with the terms contained therein, by giving written notice to such Issuing Bank with respect thereto at least five Business Days prior to the then current expiry date of such Letter of Credit (provided
                                                                     --------
that such Issuing Bank may accommodate notices on shorter notice in its sole discretion). If no Default or Event of Default has occurred and is continuing and the other applicable conditions of this Agreement are complied with, such Issuing Bank shall promptly issue such extension or renewal and shall furnish the Agent and each Lender with a copy of such extended or renewed Letter of Credit.

     (d) Subject to the provisions of 3.1, with respect to any Letter of Credit issued hereunder which by its terms is automatically renewed or extended unless notice to the contrary is received by the beneficiary thereunder within the time period set forth therein, the Issuing Bank with respect thereto shall, upon issuance of such notice to such beneficiary, promptly notify the Borrower and the Lenders that such Letter of Credit shall not be renewed.

        3.3  Fees, Commissions and Other Charges.  (a)  The Borrower shall pay
             -----------------------------------
to the Agent, for the account of the Issuing Bank, a fronting fee with respect to each Letter of Credit in an amount equal to 1/8 of 1% per annum on the face amount of such Letter of Credit. Such fronting fee shall be payable in advance on the date of issuance, extension or renewal of each Letter of Credit and shall be nonrefundable.

        (b) The Borrower shall pay to the Agent, for the account of the Issuing Bank and the L/C Participants, a letter of credit commission with respect to each Letter of Credit, computed for the period from the date of such payment to the date upon which the next such payment is due hereunder, at a rate per annum equal to the Applicable Margin then applicable to Eurodollar Loans, calculated on the basis of a
360-day year, on the aggregate amount available under such Letter of Credit on the date on which such commission is calculated. Such commission shall be payable to the Issuing Bank and the L/C Participants to be shared ratably among them in accordance with their respective Commitment Percentages. Such commissions shall be payable in advance on the date of issuance of each Letter of Credit and on each L/C Fee Payment Date to occur thereafter and shall be nonrefundable, provided that in the event that the amount of any such payment
               --------
is less than or greater than the amount which would have been payable for such period computed on the basis of the average aggregate amount available under such Letter of Credit during such period, the next payment of letter of credit commissions shall be adjusted to account for such difference.

        (c) In addition to the foregoing fees and commissions, the Borrower shall pay or reimburse the Issuing Bank for such normal and customary costs and expenses as are incurred or charged by the Issuing Bank in issuing, effecting payment under, amending or otherwise administering any Letter of Credit.

        (d) The Agent shall, promptly following its receipt thereof, distribute to the Issuing Bank and the L/C Participants all fees and commissions received by the Agent for their respective accounts pursuant to this subsection.

        3.4  L/C Participations.  (a)  The Issuing Bank irrevocably agrees to
             ------------------
grant and hereby grants to each L/C Participant, and, to induce the Issuing Bank to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Bank, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Commitment Percentage in the Issuing Bank's obligations and rights under each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Bank thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Bank that, if a draft is paid under any Letter of Credit for which the Issuing Bank is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, or if any amount so reimbursed is required to be returned by the Issuing Bank to the Borrower, such L/C Participant shall pay to the Issuing Bank upon demand at the Issuing Bank's address for notices specified herein an amount equal to such L/C Participant's Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed or is required to be returned, as the case may be.

        (b) If any amount required to be paid by any L/C Participant to the Issuing Bank pursuant to subsection 3.4(a) in respect of any unreimbursed portion of any payment made by the

Issuing Bank under any Letter of Credit is paid to the Issuing Bank within three Business Days after the date such payment is due, such L/C Participant shall pay to the Issuing Bank on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate, during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Bank, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to subsection 3.4(a) is not in fact made available to the Issuing Bank by such L/C Participant within three Business Days after the date such payment is due, the Issuing Bank shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to ABR Loans hereunder. A certificate of the Issuing Bank submitted to any L/C Participant with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error.

        (c) Whenever, at any time after the Issuing Bank has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with subsection 3.4(a), the Issuing Bank receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by the Issuing Bank), or any payment of interest on account thereof, the Issuing Bank will distribute to such L/C Participant its pro rata share thereof; provided,
                                                                    --------
however, that in the event that any such payment received by the Issuing Bank
- -------
shall be required to be returned by the Issuing Bank, such L/C Participant shall return to the Issuing Bank the portion thereof previously distributed by the Issuing Bank to it.

        3.5  Reimbursement Obligation of the Borrower.  (a) The Borrower agrees
             ----------------------------------------
to reimburse the Issuing Bank on each date on which the Issuing Bank notifies the Borrower of the date and amount of a draft presented under any Letter of Credit and paid by the Issuing Bank for the amount of (i) such draft so paid and
(ii) any taxes, fees, charges or other costs or expenses incurred by the Issuing Bank in connection with such payment. Each such payment shall be made to the Issuing Bank at its address for notices specified herein in lawful money of the United States of America and in immediately available funds.

        (b) Interest shall be payable on any and all amounts remaining unpaid by the Borrower under this subsection from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full at the rate which would be payable on any outstanding ABR Loans which were then overdue.

        (c) Each drawing under any Letter of Credit shall constitute a request by the Borrower to the Agent for a borrowing pursuant to subsection 2.3 of ABR Loans in the amount of such drawing. The Borrowing Date with respect to such borrowing shall be the date of such drawing.

        3.6  Borrower's Obligations Absolute.  (a)  The Borrower's obligations
             -------------------------------
under this Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrower may have or have had against the Issuing Bank or any beneficiary of a Letter of Credit.

        (b) The Borrower also agrees with the Issuing Bank that the Issuing Bank shall not be responsible for, and the Borrower's Reimbursement Obligations under subsection 3.5(a) shall not be affected by, among other things, (i) the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or (ii) any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or
(iii) any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee.

        (c) The Issuing Bank shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by the Issuing Bank's gross negligence or willful misconduct.

        (d) The Borrower agrees that any action taken or omitted by the Issuing Bank under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence of willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, shall be binding on the Borrower and shall not result in any liability of the Issuing Bank to the Borrower.

        3.7  Letter of Credit Payments.  If any draft shall be presented for
             -------------------------
payment under any Letter of Credit, the Issuing Bank shall promptly notify the Borrower of the date and amount thereof. The responsibility of the Issuing Bank to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment appear on their face to be in conformity with such Letter of Credit.

        3.8  Role of Issuing Bank.  The Issuing Bank will exercise and give the
             --------------------
same care and attention to each Letter of Credit as it gives to its other letters of credit and similar obligations, and such Issuing Bank's sole liability to each L/C Participant shall be to distribute promptly to such L/C Participant, as and when received by such Issuing Bank, as stated in subsection 3.4(c), such L/C Participant's pro rata share of any payments made to the Issuing Bank by the Borrower pursuant to subsection 3.5. Each L/C Participant agrees that, in paying any drawing under a Letter of Credit, the Issuing Bank shall not have any responsibility to obtain any document (other than as required by such Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of any Person delivering any such document. Neither the Issuing Bank nor any of its representatives, officers, employees or agents shall be liable to any L/C Participant for (a) any action taken or omitted to be taken in connection herewith at the request or with the approval of the Required Lenders, (b) any action taken or omitted to be taken in the absence of gross negligence or willful misconduct, (c) any recitals, statements, representations or warranties contained in any document distributed to any L/C Participant, (d) the creditworthiness of the Borrower or (e) the execution, effectiveness, genuineness, validity, or enforceability of this Agreement, any Letter of Credit, any Application or any other document contemplated hereby or thereby. The Issuing Bank shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement or other writing (which may be a bank wire, facsimile or similar writing) believed by it to be genuine or to be signed by the proper party or parties. The obligations of the L/C Participants hereunder are several, and no L/C Participant shall be liable for the performance or nonperformance of the obligations of any other L/C Participant under this Agreement.

        3.9  L/C Participants' Obligations Absolute.  Each L/C Participant
             --------------------------------------
acknowledges that its obligations to the Issuing Bank under this Section 3, including the obligation to purchase and fund a participation in the obligations and rights of such Issuing Bank under each Letter of Credit and any unpaid Reimbursement Obligation, are absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, (i) the occurrence and continuance of a Default or Event of Default, (ii) the fact that a condition precedent (other than the conditions set forth in subsection 5.1 relating to delivery of documents to the Agent to the extent such conditions have not been waived by the Required Lenders) to the issuance of any Letter of Credit was not in fact satisfied, (iii) any failure or inability of any other L/C Participant to purchase or fund such a participation hereunder or (iv) any other failure by any other L/C Participant to fulfill its obligations hereunder. Without affecting the rights and remedies of the Issuing Bank, the Agent and the L/C Participants with respect to the Borrower in the event any such condition precedent is not in fact satisfied, each L/C Participant authorizes the Agent in its sole discretion and on behalf of such L/C Participant (but without obligating the Issuing Bank), without notice to such L/C Participant, to waive any condition precedent set forth in Section 5 (other than the conditions set forth in subsection 5.1 relating to delivery of documents to the Agent to the extent such conditions have not been waived by the Required Lenders) to the issuance of the Letters of Credit (or deem each such condition precedent satisfied) in connection with each issuance of Letters of Credit. Each payment by such L/C Participant to the Issuing Bank for its own account or to the Agent for the account of the Issuing Bank shall be made without any offset, abatement, withholding or reduction whatsoever.

        3.10  Application.  To the extent that any provision of any Application
              -----------
related to any Letter of Credit is inconsistent with the provisions of this
Section 3, the provisions of this Section 3 shall apply.


         SECTION 4.  REPRESENTATIONS AND WARRANTIES

        To induce the Agent and the Lenders to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit, the Borrower hereby represents and warrants to the Agent and each Lender that:

        4.1  Financial Condition.  The consolidated balance sheet of the
             -------------------
Borrower and its consolidated Subsidiaries as at February 28, 1993 and the related consolidated statements of income and retained earnings and of cash flows for the fiscal year ended on such date, reported on by Coopers & Lybrand, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. The unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at August 31, 1993 and the related unaudited consolidated statements of income and retained earnings and of cash flows for the six-month period ended on such date, certified by a Responsible Officer, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the six-month period then ended (subject to normal year-end adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein). Neither the Borrower nor any of its consolidated Subsidiaries had, at the date of the most recent balance sheet referred to above, any material Guarantee

Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto. During the period from February 28, 1993 to and including the date hereof, there has been no sale, transfer or other disposition by the Borrower or any of its consolidated Subsidiaries of any material part of its business or property and no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the consolidated financial condition of the Borrower and its consolidated Subsidiaries at February 28, 1993.

        4.2  No Change.  Since February 28, 1993 there has been no development
             ---------
or event which has had or could reasonably be expected to have a Material Adverse Effect. Between February 28, 1993 and the Closing Date, except as permitted by subsection 7.6 of the Existing Agreement, consented to by the Lenders thereunder or contemplated by subsection 5.1(n) hereof, and since the Closing Date, except as permitted by subsection 7.7 hereof, no dividends or other distributions have been declared, paid or made upon the Capital Stock of the Borrower nor has any of the Capital Stock of the Borrower been redeemed, retired, purchased or otherwise acquired for value by the Borrower or any of its Subsidiaries.

        4.3  Corporate Existence; Compliance with Law.  Each of the Borrower and
             ----------------------------------------
its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (d) is in compliance with all Requirements of Law, except, in the case of clauses (c) and (d), to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

        4.4  Corporate Power; Authorization; Enforceable Obligations.  The
             -------------------------------------------------------
Borrower has the corporate power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and to borrow hereunder and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of this Agreement, the Notes and the Applications and to authorize the execution, delivery and performance of the Loan Documents to which it is a party. Except for Foreign Ownership and Control Reports filed with the United States Department of Energy and Department of Defense, no consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents to which the Borrower is a party. This Agreement has been, and each other Loan Document to which it is a party will be, duly executed and delivered on behalf of the Borrower. This Agreement constitutes, and each other Loan Document to which it is a party when executed and delivered will constitute, a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

        4.5  No Legal Bar.  The execution, delivery and performance of the Loan
             ------------
Documents to which the Borrower is a party, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or Contractual Obligation of the Borrower or of any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

        4.6  No Material Litigation.  No litigation, investigation or proceeding
             ----------------------
of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any of its Subsidiaries or against any of its or their respective properties or revenues
(a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) which could reasonably be expected to have a Material Adverse Effect.

        4.7  No Default.  Neither the Borrower nor any of its Subsidiaries is in
             ----------
default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect.
No Default or Event of Default has occurred and is continuing.

        4.8  Ownership of Property; Liens.  Each of the Borrower and its
             ----------------------------
Subsidiaries has good record and marketable title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property, and none of such property is subject to any Lien except as permitted by subsection 7.3.

        4.9  Intellectual Property.  The Borrower and each of its Subsidiaries
             ---------------------
owns, or is licensed to use, all trademarks,
tradenames, copyrights, technology, know-how and processes necessary for the conduct of its business as currently conducted except for those the failure to own or license which could not reasonably be expected to have a Material Adverse Effect (the "Intellectual Property"). No claim has been asserted and is pending
             ---------------------
by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Borrower know of any valid basis for any such claim. The use of such Intellectual Property by the Borrower and its Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

        4.10  No Burdensome Restrictions.  No Requirement of Law or Contractual
              --------------------------
Obligation of the Borrower or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

        4.11  Taxes.  Each of the Borrower and its Subsidiaries has filed or
              -----
caused to be filed all tax returns which, to the knowledge of the Borrower, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or its Subsidiaries, as the case may be); no tax Lien has been filed, and, to the knowledge of the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge. The tax returns of Kaiser Engineers Group, Inc. and its Subsidiaries have been audited by appropriate Federal tax authorities for the period of 1977-1986, and have been reviewed for 1987 and 1988. To the best knowledge and belief of Borrower, all deficiencies asserted as a result of such examinations have been paid. The Borrower has received certain Internal Revenue Service Center notices for some of these years indicating that amounts are due. The Borrower believes that these notices are erroneous and has notified the Internal Revenue Service to that effect, and the Internal Revenue Service is looking into the matter. The Borrower believes that negative determinations by the Internal Revenue Service with respect to all of such notices would not have a Material Adverse Effect.

        4.12  Federal Regulations.  No part of the proceeds of any Loans will be
              -------------------
used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board as now and from time to time hereafter in effect or for any purpose which violates the provisions of the Regulations of such Board. If requested by any Lender or the Agent, the Borrower will furnish to the Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U.

        4.13  ERISA.  Neither a Reportable Event nor an "accumulated funding
              -----
deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits. Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan, and neither the Borrower nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent.

        4.14  Investment Company Act; Other Regulations.  The Borrower is not an
              -----------------------------------------
"investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not subject to regulation under any Federal or State statute or regulation which limits its ability to incur Indebtedness.

        4.15  Subsidiaries.  The Subsidiaries of the Borrower listed on Schedule
              ------------
III, as supplemented from time to time, constitute all of the Subsidiaries of the Borrower. The Borrower and the Subsidiary Guarantors collectively (a) own (directly and not through other Subsidiaries) at least 90% of the assets of the Borrower and its consolidated Domestic Subsidiaries on a consolidated basis and
(b) received at least 90% of the gross revenues and 90% of the Consolidated Net Income received by the Borrower and its consolidated Domestic Subsidiaries on a consolidated basis for the fiscal quarter most closely preceding the fiscal quarter during which this representation is made or deemed made. The Borrower and the Domestic Subsidiaries collectively (a) own (directly and not through other Subsidiaries) at least 75% of the assets of the Borrower and its consolidated Subsidiaries on a consolidated basis and (b) received at least 75% of the gross revenues and 75% of the Consolidated Net Income received by the Borrower and its consolidated Subsidiaries on a consolidated basis for the fiscal quarter most closely preceding the fiscal quarter during which this representation is made or deemed made.

        4.16  Capital Stock.  The authorized Capital Stock of the Borrower, the
              -------------
par value of such Capital Stock and the number of shares of its Capital Stock which are issued and outstanding are specified in Schedule IV. All of such outstanding shares have been duly and validly issued and are fully paid and nonassessable. There are no outstanding options or agreements pursuant to which the Borrower is or may be obligated to issue any additional shares of its Capital Stock except as disclosed in the financial statements referred to in subsection 4.1 or in Schedule IV.

        4.17  Accuracy of Information.  To the best of the Borrower's knowledge,
              -----------------------
all written information, reports and other papers and data with respect to the Borrower (other than projections and estimates) furnished to the Lenders by or on behalf of the Borrower by a Responsible Officer were, at the time the same were so furnished, correct in all material respects, or have been subsequently supplemented by other information, reports or other papers or data, to the extent necessary to make them correct in all material respects. All projections and estimates with respect to the Borrower so furnished by or on behalf of the Borrower by a Responsible Officer, as supplemented, were prepared and presented in good faith by the Borrower, it being recognized by the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. No fact is known to the Borrower which materially and adversely affects or in the future may (so far as the Borrower can reasonably foresee as at the date hereof) materially and adversely affect the business, assets or liabilities, financial condition, results of operations or business prospects of the Borrower which is not publicly available or which has not been set forth in the financial statements referred to in subsection 4.1 or in such information, reports, papers and data or otherwise disclosed in writing to the Lenders prior to the date hereof. To the best of the Borrower's knowledge, no document furnished or statement made in writing to the Lenders by or on behalf of the Borrower by a Responsible Officer in connection with the negotiation, preparation or execution of this Agreement contains any untrue statement of a material fact, or omits to state any such material fact necessary in order to make the statements contained therein not misleading, in any case which has not been corrected, supplemented or remedied by subsequent documents furnished or statements made in writing to the Lenders.

        4.18  Purpose of Loans.  The proceeds of the Loans made on the Closing
              ----------------
Date shall be used to repay amounts outstanding under the Existing Credit Agreement; the proceeds of other Loans and the issuance of the Letters of Credit shall be used by the Borrower for working capital and general corporate purposes including acquisitions in the ordinary course of business.

        4.19  Debarment or Suspension.  Neither the Borrower nor any Subsidiary
              -----------------------
or, to the best of the Borrower's knowledge, any Affiliate, has been debarred or suspended from contracting with the United States Government or any instrumentality thereof, and no event has occurred or condition exists which is likely to result in such debarment or suspension.

        4.20  Environmental Matters.  (a)  The facilities and properties owned
              ---------------------
or leased by the Borrower or any of its Subsidiaries (the "Properties") do not
                                                           ----------
contain, and have not previously contained, any Materials of Environmental Concern in amounts or concentrations which (i) constitute or constituted a violation of, or (ii) could reasonably be expected to give rise to liability under, any Environmental Law, except in either case insofar as such violation or liability, or any aggregation thereof, could not reasonably be expected to have a Material Adverse Effect.

        (b) The Properties and all operations of the Borrower and its Subsidiaries at the Properties and at all other locations where the Borrower and its subsidiaries are conducting business (collectively, the "Business") are in
                                                             --------
compliance with all applicable Environmental Laws, except insofar as the failure so to comply could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

        (c) Neither the Borrower nor any of its Subsidiaries has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the Business, nor does the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened except insofar as such notice or threatened notice, or any aggregation thereof, does not involve a matter or matters that could reasonably be expected to have a Material Adverse Effect.

        4.21  Insurance.  Schedule V lists all insurance maintained by the
              ---------
Borrower or any of its Subsidiaries as of the date hereof.

        4.22  Indemnification from Customers.  The Borrower and its Subsidiaries
              ------------------------------
have been indemnified by their clients and customers against potential future damages resulting from any release of pollution or other Hazardous Material in circumstances related to any Contractual Obligation with any such clients or customers to the extent set forth in Schedule VI.


                        SECTION 5.  CONDITIONS PRECEDENT

        5.1  Conditions to Initial Extension of Credit.  The occurrence of the
             -----------------------------------------
Closing Date, and agreement of each Lender to make the initial extension of credit requested to be made by it are subject to the satisfaction, immediately prior to or concurrently with the making of such extension of credit on the Closing Date, of the following conditions precedent:

          (a)  Loan Documents.  The Agent shall have received (i) this
               --------------
     Agreement, executed and delivered by a duly authorized officer of the Borrower, with a counterpart for each Lender, (ii) for the account of each Lender, a Note conforming to the requirements hereof and executed by a duly authorized officer of the Borrower, (iii) the Subsidiaries Guarantee, executed and delivered by a duly authorized officer of each Subsidiary Guarantor, with a counterpart or a conformed copy for each Lender and (iv) each of the Security Agreements, each executed and delivered by a duly authorized officer of each party thereto, with a counterpart or a conformed copy for each Lender.

          (b)  Related Agreements.  The Agent shall have received, with a copy
               ------------------
     for each Lender, true and correct copies, certified as to authenticity by the Borrower, of such documents or instruments as may be reasonably requested by the Agent, including, without limitation, a copy of any debt instrument, security agreement or other material contract to which the Borrower or its Subsidiaries may be a party.

          (c)  Borrowing Base Certificate.  The Agent shall have received, with
               --------------------------
     a counterpart for each Lender, a Borrowing Base Certificate of the Borrower, dated the Closing Date, executed by a Responsible Officer of the Borrower.

          (d)  Corporate Proceedings of the Borrower.  The Agent shall have
               -------------------------------------
     received, with a counterpart for each Lender, a copy of the resolutions, in form and substance satisfactory to the Agent, of the Board of Directors of the Borrower authorizing (i) the execution, delivery and performance of this Agreement, the Notes and the other Loan Documents to which it is a party, (ii) the borrowings contemplated hereunder and (iii) the granting by it of the Liens created pursuant to the Borrower Security Agreement, certified by the Secretary or an Assistant Secretary of the Borrower as of the Closing Date, which certificate shall be in form and substance satisfactory to the Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

          (e)  Borrower Incumbency Certificate.  The Agent shall have received,
               -------------------------------
     with a counterpart for each Lender, a certificate of the Borrower, dated the Closing Date, as to the incumbency and signature of the officers of the Borrower executing any Loan Document satisfactory in form and substance to the Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Borrower.

          (f)  Corporate Proceedings of Subsidiary Guarantors.  The Agent shall
               ----------------------------------------------
     have received, with a counterpart for each Lender, a copy of the resolutions, in form and substance satisfactory to the Agent, of the Board of Directors of each Subsidiary Guarantor authorizing (i) the execution, delivery and performance of the Loan Documents to which it is a party and (ii) the granting by it of the Liens created pursuant to the Subsidiaries Security Agreement, certified by the Secretary or an Assistant Secretary of each such Subsidiary Guarantor as of the Closing Date, which certificate shall be in form and substance satisfactory to the Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

          (g)  Subsidiary Guarantor Incumbency Certificates.  The Agent shall
               --------------------------------------------
     have received, with a counterpart for each Lender, a certificate of each Subsidiary Guarantor, dated the Closing Date, as to the incumbency and signature of the officers of such Subsidiary Guarantor executing any Loan Document, satisfactory in form and substance to the Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of each such Subsidiary Guarantor.

          (h)  Corporate Documents.  The Agent shall have received, with a
               -------------------
     counterpart for each Lender, true and complete copies of the certificate of incorporation and by-laws of each Loan Party, certified as of the Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of such Loan Party.

          (i)  Good Standing Certificates.  The Agent shall have received, with
               --------------------------
     a counterpart for each Lender, copies of certificates dated as of a recent date from the Secretary of State or other appropriate authority of such jurisdiction, evidencing the good standing of the Borrower and each of the Subsidiary Guarantors in each jurisdiction of incorporation of any such Person and in each state in which any such Person has its principal place of business.

          (j)  Financial Information.  The Agent shall have received, with a
               ---------------------
     counterpart for each Lender, a copy of each of the financial statements referred to in subsection 4.1.

          (k)  Examination Letter.  The Agent shall have received, with a copy
               ------------------
     for each Lender, the Collateral Review dated June 1993 reporting the results of an examination of the Borrower's systems, procedures and reporting methods regarding the Borrower's accounts receivable, together with an aging report in respect of such accounts receivable.

          (l)  Lock-Box Accounts.  The Agent, the Borrower and the Subsidiary
               -----------------
     Guarantors shall have entered into one or more lock-box agreements, in form and substance satisfactory to the Agent and the Lenders, pursuant to
     Section 3 of each of the Security Agreements. The Agent and the Lenders shall have received evidence, in form and substance satisfactory to them, that the Borrower and the Subsidiary Guarantors shall have instructed all of their account debtors to make all payments in respect of the Accounts to the relevant

     Lock-Box Account (as defined in each of the Security Agreements).

          (m)  Subordinated Notes.  The Agent and the Lenders shall have
               ------------------
     received evidence reasonably satisfactory to them of the issuance and sale of between $100,000,000 and $125,000,000 principal amount of the Subordinated Notes on terms and conditions satisfactory to them.

          (n)  Repayment of Certain Indebtedness and Preferred Stock.  The Agent
               -----------------------------------------------------
     and the Lenders shall have received evidence reasonably satisfactory to them that the proceeds of the Subordinated Notes and cash on hand shall have been used: (1) to retire the Borrower's 13.5% Senior Subordinated Notes due 1999; (ii) to repurchase certain of the Warrants issued in connection with such 13.5% Notes; (iii) to repurchase the Borrower's Series 1 Junior Convertible Preferred Stock and pay accrued dividends thereon;
     (iv) to repurchase the Borrower's Series 2C Senior Preferred Stock and pay accrued dividends thereon and the related Series 2C Warrants; (v) to pay accrued dividends on the Borrower's Series 2D Senior Preferred Stock; (vi) to repay in full all Indebtedness outstanding under the Existing Credit Agreement; and (vi) to contribute funds sufficient to enable the ESOP Trust to prepay in full all Indebtedness outstanding under the ESOP Credit Agreement.

          (o)  Fees.  The Agent shall have received the fees to be received on
               ----
     the Closing Date referred to in subsection 2.4(a) (except such fees that the Borrower and any Lender have agreed in writing shall be paid by the Borrower to such Lender at a date later than the Closing Date) and in the letter dated November 18, 1993 from the Agent to the Borrower.

          (p)  Legal Opinions.  The Agent shall have received, with a
               --------------
     counterpart for each Lender, one or more executed legal opinions of counsel to the Borrower and the Subsidiary Guarantors reasonably satisfactory to the Agent, substantially in the form of Exhibit F. Such legal opinions shall cover such other matters incident to the transactions contemplated by this Agreement as the Agent may reasonably require.

          (q)  Actions to Perfect Liens.  The Agent shall have received evidence
               ------------------------
     in form and substance reasonably satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly executed financing statements on form UCC-1, necessary or, in the opinion of the Agent, desirable to perfect the Liens created by the Security Documents shall have been completed.

          (r)  Lien Searches.  The Agent shall have received the results of a
               -------------
     recent search by a Person satisfactory to the Agent, of the Uniform Commercial Code, judgment and tax lien filings which may have been filed with respect to personal property of the Borrower and the Subsidiary Guarantors, and the results of such search shall be satisfactory to the Agent.

          (s)  Closing Date Outstanding Loans.  No Loans shall be outstanding on
               ------------------------------
     the Closing Date.

        5.2  Conditions to Each Extension of Credit.  The agreement of each
             --------------------------------------
Lender to make any extension of credit requested to be made by it on any date (including, without limitation, its initial extension of credit) is subject to the satisfaction of the following conditions precedent:

          (a)  Representations and Warranties.  Each of the representations and
               ------------------------------
     warranties made by the Borrower and the other Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date.

          (b)  No Default.  No Default or Event of Default  shall have occurred
               ----------
     and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.

          (c)  Additional Matters.  All corporate and other proceedings, and all
               ------------------
     documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be satisfactory in form and substance to the Agent, and the Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

Each borrowing by and Letter of Credit issued on behalf of the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such Loan that the conditions contained in this subsection 5.2 have been satisfied.


                       SECTION 6.  AFFIRMATIVE COVENANTS

        The Borrower hereby agrees that, so long as the Commitments remain in effect, any Note or any Letter of Credit remains outstanding and unpaid or any other amount is owing to any Lender or the Agent hereunder, the Borrower shall and (except in the case of delivery of financial information, reports and notices) shall cause each of its Subsidiaries to:

          6.1  Financial Statements.  Furnish to each Lender:
               --------------------

          (a) as soon as available, but in any event within 105 days after the end of the fiscal year of the Borrower, a copy of (i) the consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related consolidated statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by Coopers & Lybrand or other independent certified public accountants of nationally recognized standing not unacceptable to the Required Lenders and (ii) consolidating balance sheet and income statement of the Borrower and its consolidated Subsidiaries as at the end of such fiscal year, showing inter-company eliminations, setting forth in each case in comparative form the figures for the previous fiscal year, certified by a Responsible Officer as being fairly stated in all material respects when considered in relation to the consolidated financial statements of the Borrower and its consolidated Subsidiaries;

          (b) as soon as available, but in any event not later than 60 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, a copy of (i) the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, and (ii) the unaudited consolidating balance sheet and income statement of the Borrower and its consolidated Subsidiaries as at the end of such quarter, in the case of clauses (i) and
     (ii) setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end adjustments); and

          (c) as soon as available, but in any event not later than 60 days after the end of each month, a copy of the unaudited consolidated and consolidating balance sheet and income statement of the Borrower and its consolidated Subsidiaries as at the end of each such month, certified by a Responsible Officer (which statements shall be prepared in accordance with the Borrower's customary practices, which may not require presentation in accordance with GAAP);


except for the statements delivered pursuant to paragraph (c) above, all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

          6.2  Certificates; Other Information.  Furnish to each Lender:
               -------------------------------

          (a) concurrently with the delivery of the financial statements referred to in subsection 6.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

          (b) concurrently with the delivery of the financial statements referred to in subsections 6.1(a) and 6.1(b), a certificate of a Responsible Officer (i) stating that, to the best of such Officer's knowledge, the Borrower during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and in the Notes and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) showing in detail the calculations supporting such statement in respect of subsections 6.10, 7.1, 7.2(i), 7.6(b), 7.7, 7.10(e), 7.10(g), 7.10(h) and 7.10(i) to the
     extent that such calculations have changed from the date of the most recent certificate furnished pursuant to this subsection 6.2(b);

          (c) not later than thirty days prior to the end of each fiscal year of the Borrower, a copy of the projections by the Borrower of the operating budget and cash flow budget of the Borrower and its Subsidiaries for the succeeding fiscal year, such projections to be accompanied by a certificate of a Responsible Officer to the effect that such projections have been prepared on the basis of sound financial planning practice and that such Officer has no reason to believe they are incorrect or misleading in any material respect;

          (d) within five days after the same are sent, copies of all financial statements and reports which the Borrower sends to its stockholders, and within fifteen days after the same are filed, copies of all financial statements and reports which the Borrower may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority;

          (e) within 45 days after the end of each quarter in each fiscal year of the Borrower, a certificate of the principal financial officer of the Borrower showing in detail the computations necessary to calculate the Applicable Margin (an
     "Applicable Margin Certificate");
      -----------------------------

          (f) within 45 days after the end of each quarter in each fiscal year of the Borrower, a certificate of the principal financial officer of the Borrower showing in detail the computations necessary to determine the correctness of the representation set forth in subsection 4.15 with respect to such fiscal quarter;

          (g) within 30 days after the occurrence of any transaction, event or other circumstance (other than any disposition of collateral permitted pursuant to this Agreement and the Security Documents) which could cause any security interest granted pursuant to any Security Document to become unperfected or otherwise invalid (including, without limitation, any change of name of a grantor, any movement of the chief executive office of any grantor or any other circumstance giving rise to the need to file additional Uniform Commercial Code financing statements or amendments in order to obtain or maintain perfection), notice thereof; and

          (h) promptly, such additional financial and other information as any Lender may from time to time reasonably request, subject to the Industrial Security Manual for Safeguarding Classified Information, DOD 5220.22M, and all other laws and regulations of any Governmental Authority relating to security matters.

        6.3  Borrowing Base Certificates.  Furnish to each Lender not later than
             ---------------------------
30 days after the end of each calendar month, a Borrowing Base Certificate setting forth the Borrowing Base as of the last day of such calendar month with supporting documentation, including a summary aged accounts receivable report for such month, duly completed and signed by a Responsible Officer.

        6.4  Payment of Obligations.  Pay, discharge or otherwise satisfy at or
             ----------------------
before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or Subsidiary, as the case may be.

        6.5  Conduct of Business and Maintenance of Existence.  Continue to
             ------------------------------------------------
engage in business of the same general type as now conducted by it and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business except as otherwise permitted pursuant to subsection 7.5; comply with all Contractual Obligations and Requirements of Law except, in each case, (i) when the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be and (ii) to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

        6.6  Maintenance of Property; Insurance.  Keep all property useful and
             ----------------------------------
necessary in its business in good working order and condition; maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to each Lender, upon written request, full information as to the insurance carried.

        6.7  Inspection of Property; Books and Records; Discussions.  Keep
             ------------------------------------------------------
proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and, subject to the Industrial Security Manual for Safeguarding Classified Information, DOD 5220-22M, and all other laws and regulations of any Governmental Authority relating to security matters, permit representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with officers and employees of the Borrower and its Subsidiaries and with its independent certified public accountants.

        6.8  Notices.  Promptly give notice to the Agent and each Lender of:
             -------

        (a)  the occurrence of any Default or Event of Default;

        (b) any (i) default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between the Borrower or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

        (c) any litigation or proceeding affecting the Borrower or any of its Subsidiaries in which the amount involved is $500,000 or more and not covered by insurance or in which injunctive or similar relief that, if granted, could be reasonably expected to have a Material Adverse Effect, is sought against the Borrower or any Subsidiary;

          (d) the following events, as soon as possible and in any event within 30 days after the Borrower knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan;

          (e) (i) any written statement received by the Borrower from the obligor on any Eligible Billed Account Receivable regarding such obligor's refusal to pay on such account if the amount in question is in excess of $500,000, and (ii) the bankruptcy, insolvency, receivership, assignment for the benefit of creditors or suspension of business of any obligor on any Eligible Billed Account Receivable of which the Borrower has knowledge if the amount in question is in excess of $500,000;

          (f) any final decision of a contracting officer disallowing incurred costs aggregating more than $500,000, net of reserves, which disallowed costs arise out of any audit of contracts with the United States Government by the Defense Contract Audit Agency or any other agency of the United States Government which audits contracts of the Borrower or any of its Subsidiaries;

          (g) any advance, loan, extension of credit or capital contribution to, or purchase of, any stock, bonds, notes, debentures or other investment in any Person or any acquisition of all or substantially all of the assets of any Person, in each case in an amount in excess of $1,000,000 (other than the purchase of stock of the Borrower from employees), within five Business Days of the occurrence of such event, together with all financial information and any other information reasonably requested by any Lender through the Agent; and

          (h) any development or event which could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

        6.9  Contracts with Customers.  Use its best efforts to obtain full
             ------------------------
indemnification protection from all clients and customers entering into agreements with the Borrower or any Subsidiary against potential future damages resulting from any release of pollution or other Hazardous Material in circumstances related to such agreements.

        6.10  New Subsidiaries and Subsidiary Guarantors.  Within 15 days after
              ------------------------------------------
each day on which the representation set forth in subsection 4.15 would be incorrect if made on such day, deliver to the Agent and each Lender a supplement to Schedule III setting forth any change to such Schedule which would be required in order to render such representation correct; and within 15 days after any Subsidiary Guarantor is required to be added to Schedule III pursuant to the immediately preceding clause, grant to the Agent, pursuant to documentation substantially similar to the Security Documents:

          (i) a guarantee of such Subsidiary Guarantor of the obligations under this Agreement; and

          (ii) a first priority perfected security interest in (A) all Accounts and General Intangibles (as defined in the Uniform Commercial Code as in effect from time to time in the State of New York) of such Subsidiary Guarantor, (B) all Chattel Paper and Instruments (as defined in the Uniform Commercial Code as in effect from time to time in the State of New York) of such Subsidiary Guarantor which are of a type which would be included in the calculation of the Borrowing Base, (C) all patent and trademark licenses to which such Subsidiary Guarantor is a party from time to time specified by the Agent, to the extent that such licenses do not prohibit such grant, (D) all patents and trademarks from time to time registered in the name of such Subsidiary Guarantor and from time to time specified by the Agent and (E) all products and proceeds of any of the foregoing;

provided, that in determining whether the representation set forth in subsection
- --------
4.15 would be incorrect if made on any day, the Borrower may rely on the financial statements of the Borrower for the first preceding fiscal quarter ended on a date which is more than 45 days prior to such date of determination unless the Borrower has taken any action which, to the actual knowledge of the Borrower, has caused such representation to be incorrect as of such date of determination.

        6.11  Audits of Accounts; Examination Letter.  (a)  At the request of
              --------------------------------------
the Agent, which request may be made no more than once during each fiscal year of the Borrower unless requested by the Required Lenders, permit representatives of the Agent, or a firm chosen by the Agent, to conduct an audit of the accounts, records and contracts of the Borrower and its Subsidiaries, and pay the reasonable costs of each such audit.

        (b) At the request of the Agent, deliver a letter prepared by a party acceptable to the Agent reporting the results of an examination of the Borrower's systems, procedures and reporting methods regarding the Borrower's accounts receivable.

        6.12  Change of Control.  Within two days following any "Change of
              -----------------
Control" under and as defined in the indenture governing the terms of the Subordinated Notes, deliver to the Agent notice thereof. Within five days following any "Change of Control" under and as defined in the indenture governing the terms of the Subordinated Notes, deliver to the Trustee under such indenture written notice, in form and substance satisfactory to the Agent, stating that all amounts outstanding under this Agreement will automatically become immediately due and payable not later than one day prior to the "Change of Control Payment Date" in connection with such "Change of Control".


                         SECTION 7.  NEGATIVE COVENANTS

        The Borrower hereby agrees that, so long as the Commitments remain in effect, any Note or any Letter of Credit remains outstanding and unpaid or any other amount is owing to any Lender or the Agent hereunder, the Borrower shall not, and (except with respect to subsection 7.1) shall not permit any of its Subsidiaries to, directly or indirectly:

          7.1  Financial Condition Covenants.
               -----------------------------

          (a)  Fixed Charge Coverage.  Permit, for any period of four
               ---------------------
     consecutive fiscal quarters ending during any "Test Period" set forth below, the ratio of (i) Adjusted Consolidated Net Income for such period to
     (ii) Consolidated Fixed Charges for such period to be less than the ratio set forth opposite such period below:

                                               Fixed Charge
           Test Period                        Coverage Ratio
           -----------                        --------------
Closing Date through August 31, 1994             1.0:1.0
September 1, 1994 through August 31, 1995        1.05:1.0
Thereafter                                       1.1:1.0

          (b)  Interest Coverage.  Permit, for any period of four consecutive
               -----------------
     fiscal quarters ending during any "Test Period" set forth below, the ratio (the "Interest Coverage Ratio") of (i) the sum of Consolidated Net Income
           -----------------------
     for such period plus income taxes deducted in determining such Net Income plus Consolidated Interest Expense for such period to (ii)

     Consolidated Interest Expense for such period to be less than the ratio set forth opposite such period below:

                                                 Interest
         Test Period                          Coverage Ratio
         -----------                          --------------
Closing Date through February 28, 1994           1.05:1.0
March 1, 1994 though August 31, 1994             1.1:1.0
September 1, 1994 through August 31, 1995        1.2:1.0
Thereafter                                       1.3:1.0

          (c)  Consolidated Funded Indebtedness to Consolidated Capital Funds.
               --------------------------------------------------------------
     Permit the ratio of Consolidated Funded Indebtedness to Consolidated Capital Funds on the last day of any fiscal quarter ending during any "Test Period" set forth below to be greater than the ratio set forth opposite such period below:

         Test Period                             Ratio
         -----------                             -----
Closing Date through May 31, 1994                 .76:1.0
June 1, 1994 through November 30, 1994            .75:1.0
December 1, 1994 through August 31, 1995          .74:1.0
September 1, 1995 through February 28, 1996       .73:1.0
Thereafter                                        .72:1.0


          7.2  Limitation on Indebtedness.  Create, incur, assume or suffer to
               --------------------------
exist any Indebtedness, except:

          (a)  Indebtedness of the Borrower under this Agreement and the Notes;

          (b) Indebtedness of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or any other Subsidiary;

          (c) Indebtedness of the Borrower and any of its Subsidiaries incurred to finance the acquisition of property (whether pursuant to a loan, a Financing Lease or otherwise) in the ordinary course of business;

          (d)  Subordinated Debt;

          (e) trade and other accounts payable in the ordinary course of business;

          (f)  Indebtedness outstanding on the date hereof and listed on
     Schedule VII;

          (g) Indebtedness incurred by the Borrower for purposes of repurchasing (subject to the restrictions contained in subsection 7.7) shares of the Borrower's common stock pursuant to (i) employee benefit plans or arrangements or executive and director compensation arrangements, including, without limitation, the ICF Kaiser International, Inc.

     Employee Stock Ownership Plan, as in existence on the date hereof and as the same may be amended from time to time with the approval of the members of the Compensation Committee of the Borrower's Board of Directors who are not officers or employees of the Borrower; and (ii) arrangements relating to the temporary repurchase of shares in contemplation of a substantially simultaneous underwritten public offering that will include such shares;

          (h) Indebtedness assumed in connection with any acquisition permitted under subsection 7.10, provided that (i) such Indebtedness existed at the
                            --------
     time of such acquisition and was not created in anticipation thereof and
     (ii) immediately after giving effect to such acquisition no Default or Event of Default shall have occurred and be continuing;

          (i) additional Indebtedness not exceeding in aggregate principal amount at any one time outstanding the lesser of (i) $10,000,000 and (ii) the excess of (A) the Borrowing Base at such time over (B) the sum of the Loans and L/C Obligations outstanding at such time; and

          (j)  Non-Recourse Indebtedness.

        7.3  Limitation on Liens.  Create, incur, assume or suffer to exist any
             -------------------
Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

          (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with
                                       --------
     respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which secure obligations not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings or which, in the aggregate, are not substantial in amount and do not in any case materially interfere with the ordinary conduct of the business of the Borrower and its consolidated Subsidiaries on a consolidated basis;

          (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

          (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower and its consolidated Subsidiaries on a consolidated basis;

          (f) Liens in existence on the date hereof listed on Schedule VIII, securing Indebtedness permitted by subsection 7.2(f), provided that no such
                                                           --------
     Lien is spread to cover any additional property after the Closing Date and that the amount of Indebtedness secured thereby is not increased;

          (g) Liens securing Indebtedness of the Borrower and its Subsidiaries permitted by subsection 7.2(c) incurred to finance the deferred purchase price of property, provided that (i) such Liens shall be created within 120
                        --------
     days after the acquisition of such property, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, (iii) the amount of Indebtedness secured thereby is not increased and (iv) the principal amount of Indebtedness secured by any such Lien shall at no time exceed the lesser of (A) 100% of the original purchase price of such property and (B) the fair value (as determined in good faith by the Board of Directors of the Borrower) of such property at the time it was acquired;

          (h) Liens securing Indebtedness of the Borrower and its Subsidiaries permitted by subsection 7.2(h), provided that (i) such Liens existed at the
                                     --------
     time of the related acquisition and were not created in anticipation thereof, (ii) any such Lien is not spread to cover any additional property or assets after the time of such acquisition, and (iii) the amount of Indebtedness secured thereby is not increased;

          (i) Liens (not otherwise permitted hereunder) which secure obligations not exceeding (as to the Borrower and all Subsidiaries) $1,000,000 in aggregate amount at any time outstanding;

          (j)  Liens created or continued pursuant to the Security Documents;
     and

          (k)  Liens securing Non-Recourse Indebtedness;

provided, that, other than as permitted pursuant to subsection 7.3(k), in no
- --------
case shall the Borrower or any of its Subsidiaries create, incur, assume or suffer to exist any Lien upon any of the capital stock of the Subsidiaries of the Borrower owned by the Borrower or such Subsidiary.

        7.4  Limitation on Guarantee Obligations.  Create, incur, assume or
             -----------------------------------
suffer to exist any Guarantee Obligation except for Guarantee Obligations in respect of Indebtedness which the Borrower or such Subsidiary would have been permitted to incur under subsection 7.2.

        7.5  Limitation on Fundamental Changes.  Enter into any merger,
             ---------------------------------
consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or make any material change in its present method of conducting or form of business, except:

          (a) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, any Subsidiary of the Borrower may be merged or consolidated with or into the Borrower (provided that the
                                                          --------
     Borrower shall be the continuing or surviving corporation) or with or into any one or more wholly owned Subsidiaries of the Borrower including any Subsidiary which becomes a Subsidiary pursuant to an acquisition substantially simultaneous therewith (provided that Subsidiary Guarantors
                                           --------
     may not be merged into Subsidiaries which are not Subsidiary Guarantors unless the surviving corporation assumes all obligations of such Subsidiary Guarantor under the Security Documents, and provided, further, that the
                                                 --------  -------
     wholly owned Subsidiary or Subsidiaries shall be the continuing or surviving corporation); and

          (b) any wholly owned Subsidiary may sell, lease, dividend, contribute, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any other wholly owned Subsidiary of the Borrower.

        7.6  Limitation on Sale of Assets.  Convey, sell, lease, assign,
             ----------------------------
transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person other than the Borrower or any wholly owned Subsidiary, except:

          (a) the sale or other disposition of obsolete or worn out property in the ordinary course of business;

          (b) the sale or other disposition of any property not otherwise permitted pursuant to this subsection 7.6, provided that the Commitments
                                                --------
     are permanently reduced in
     connection with such sale in accordance with subsection 2.5(b);

          (c) the sale or other disposition of any property in the ordinary course of business, provided that (i) any item so sold or disposed of shall
                         --------
     have a book value at the time of such sale or disposition not in excess of $1,000,000, and (ii) the aggregate book value of all assets so sold or disposed of in any period of twelve consecutive months (or any shorter period commencing on the Closing Date) shall not exceed 2% of consolidated total assets of the Borrower and its Subsidiaries as at the date of the most recent audited consolidated balance sheet of the Borrower;

          (d) the sale of assets in connection with sale and leaseback transactions otherwise in compliance with this Agreement;

          (e) the sale or other disposition of assets acquired pursuant to subsection 7.10(g);

          (f)  the sale of inventory in the ordinary course of business; and

          (g)  as permitted by subsection 7.5(b).

        7.7  Limitation on Restricted Payments.  Declare or pay any dividend
             ---------------------------------
(other than dividends payable solely in common stock or rights or other equity securities (not including preferred stock) of the Borrower) (such declarations and payments, collectively, "Dividends") on, or make any payment on account of,
                             ---------
or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition (collectively, "Redemptions"; together with Dividends, "Restricted Payments") of, any shares of
- ------------                             -------------------
any class of Capital Stock of the Borrower or any Subsidiary or any warrants or options to purchase any such Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Subsidiary, provided that:
- --------

          (a) the Borrower or any Subsidiary may make any Restricted Payment in respect of its Capital Stock so long as (i) the sum of (x) the aggregate amount of Dividends declared on the Capital Stock of the Borrower and its Subsidiaries (other than Dividends described in clauses (b), (c) and (d) below) and (y) the amount paid on account of the Redemption by the Borrower of any shares of the Capital Stock of the Borrower and its Subsidiaries (other than Redemptions described in clauses (b), (c) and (d) below), in each case for the period commencing on the Closing Date, shall not exceed an amount equal to the sum of (1) the aggregate amount received by the Borrower as equity upon the issuance of any shares of its Capital Stock for the period commencing on the Closing Date plus (2) 20% of Consolidated Net Income for the period from September 1, 1993 through the date of such Restricted Payment and (ii) after giving effect to such Restricted Payment and assuming such Restricted Payment was made on the last day of the most recent fiscal quarter for which financial statements have been furnished pursuant to subsection 4.1 or 6.1, no Default or Event of Default will be in existence;

          (b) any Subsidiary may make Restricted Payments to the Borrower or any Subsidiary of the Borrower;

          (c) so long as after giving effect to such Restricted Payment as if such Restricted Payment was made on the last day of the most recent fiscal quarter for which financial statements have been furnished pursuant to subsection 4.1 or 6.1, no Default or Event of Default will be in existence,
     (i) the Borrower may make Restricted Payments on account of a Redemption by the Borrower of any shares of its common stock temporarily repurchased in conjunction with a substantially simultaneous underwritten public offering that will include such shares, (ii) the Borrower shall be permitted to acquire shares of common stock pursuant to employee benefit plans or arrangements , including without limitation, the ICF Kaiser International, Inc. Employee Stock Ownership Plan, as in existence on the date hereof or as the same may be amended from time to time with the approval of a majority of the members of the Compensation Committee of the Borrower's Board of Directors who are not officers or employees of the Borrower, (iii) ICF Kaiser Engineers Group, Inc. ("Engineers") may make a final redemption
                                        ---------
     payment on September 30, 1994 of up to $799,400 (plus up to $47,950 of accumulated dividends) on the 700,000 shares of Engineers' Series 1 Redeemable Preferred Stock and (iv) the Borrower may declare and pay regularly scheduled quarterly dividends on the shares of the Borrower's Series 2D Senior Preferred Stock outstanding on the date hereof; and

          (d) on or before the Closing Date, the Borrower may make Restricted Payments with respect to the Borrower's Series 1 Junior Convertible Preferred Stock and Series 2C and 2D Senior Preferred Stock referred to in subsection 5.1(n).

        7.8  Limitation on Transactions with Affiliates.  Enter into any
             ------------------------------------------
transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) otherwise permitted under this Agreement, (b) in the ordinary course of the Borrower's or such Subsidiary's business and (c) upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate.

        7.9  Limitation on Optional Payments and Modifications of Debt
             ---------------------------------------------------------
Instruments.  Except as contemplated by subsection 5.1(n), (a) make any optional
- -----------
payment or prepayment on or redemption of any Subordinated Debt or (b) amend, modify or change, or consent or agree to any amendment, modification or change to (i) any of the terms relating to the payment or prepayment of principal of or interest on, or the redemption of, any such Subordinated Debt (other than any such amendment, modification or change which would extend the maturity or reduce the amount of any payment of principal thereof or which would reduce the rate or extend the date for payment of interest thereon) or (ii) the subordination provisions of such Subordinated Debt.

        7.10  Limitation on Investments, Loans and Advances.  Make any advance,
              ---------------------------------------------
loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person, except:

          (a)  extensions of trade credit in the ordinary course of business;

          (b)  investments in Cash Equivalents;

          (c) loans and advances to non-executive employees of the Borrower or its Subsidiaries requiring repayment within commercially reasonable periods and made in the ordinary course of business consistent with past practice and normal industry practice;

          (d) investments by the Borrower in its wholly owned Subsidiaries (other than Single Purpose Subsidiaries) and investments by the Subsidiaries in the Borrower and in wholly owned Subsidiaries (other than Single Purpose Subsidiaries);

          (e) (i) investments pursuant to the provisions of employee benefit plans of the Borrower or any of its Subsidiaries in an aggregate amount not to exceed $500,000 in any fiscal year and (ii) loans to officers of the Borrower in connection with any relocation of residence, approved by a majority of the independent members of the Board of Directors of the Borrower; provided that the aggregate amount of investments and loans under
               --------
     this clause (e) shall not exceed $1,000,000 in any fiscal year;

          (f) the repurchase of Capital Stock of the Borrower and its Subsidiaries to the extent permitted by subsection 7.7;

          (g) acquisitions and investments not to exceed $2,000,000 individually; provided that the aggregate cumulative amount of acquisitions
                   --------
     and investments made pursuant to this clause (g) shall not exceed the total of (i) $5,000,000 minus (ii) the aggregate amount of acquisitions and
                       -----
     investments made pursuant to this clause (g) since the Closing Date plus
                                                                         ----
     (iii) the net cash proceeds from all dispositions of acquisitions and investments made pursuant to this clause (g) since the Closing Date;

          (h) the Company or its Subsidiaries shall be permitted to acquire in the ordinary course of business interests in project-related joint ventures similar to other joint ventures in which the Company or its Subsidiaries owns an interest on December 1, 1993, provided that the aggregate amount of cash and fair value of other assets (other than services) contributed by the Company or its Subsidiaries shall not exceed $500,000 in any twelve-month period;

          (i) the Company and/or its Subsidiaries shall be permitted (i) to make investments in Single Purpose Subsidiaries and (ii) to serve as partner, shareholder, investor, developer and/or owner/operator/lessee of project finance ventures in which the output of the project being developed is under contract to a Person which is not an Affiliate of the Company or any of its Subsidiaries pursuant to a "take-or-pay", tolling or similar contract and which the Company, in its reasonable judgment, determines to be in a business presently conducted by the Company and/or its Subsidiaries, provided that such venture described in clause (ii) above is
                   --------
     entered into during such time as no Default or Event of Default has occurred and is continuing or would occur after giving effect thereto, and provided, further, that the sum of (x) the aggregate investments and
     --------  -------
     commitments to make investments by the Company and its Subsidiaries in all such ventures described in clause (ii) above plus (y) such investments described in clause (i) above shall not exceed an amount equal to $12,500,000; and

          (j)  loans and advances permitted pursuant to subsection 7.2(b).

        7.11  Corporate Documents.  Amend its Certificate of Incorporation
              -------------------
(except to increase the number of authorized shares of its Capital Stock and except when such amendment does not materially affect the interests of the Lenders hereunder or the ability of the Borrower or any of its Subsidiaries to comply with the provisions of this Agreement or fulfill its obligations under this Agreement or the Notes), without the prior written consent of the Required Lenders.

        7.12  Compliance with ERISA.  (a)  Terminate any Plan so as to result in
              ---------------------
any material liability to PBGC, (b) engage in any "prohibited transaction" (as defined in Section 4975 of the

Code) involving any Plan which would result in a material liability for an excise tax or civil penalty in connection therewith, (c) incur or suffer to exist any material "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived involving any Plan, or (d) allow or suffer to exist any event or condition, which presents a material risk of incurring a material liability to PBGC by reason of termination of any such Plan.

        7.13  Maintenance of Accounts.  Permit Accounts which have been invoiced
              -----------------------
by the Borrower or such Subsidiary, as the case may be, and which represent more than 25% of all Accounts of the Borrower and its consolidated Subsidiaries on a consolidated basis, net of reserves, to be more than 90 days past due.

        7.14  Nature of Business.  Engage in any line of business in which it is
              ------------------
not currently engaged if as a result thereof the business of the Borrower and its consolidated Subsidiaries on a consolidated basis would be substantially different from what it was at the date of this Agreement.


                         SECTION 8.  EVENTS OF DEFAULT

          If any of the following events shall occur and be continuing:

          (a) The Borrower shall fail to pay any principal of any Note or any Reimbursement Obligation when due in accordance with the terms thereof or hereof; or the Borrower shall fail to pay any interest on any Note, or any other amount payable hereunder, within five days after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

          (b) Any representation or warranty made or deemed made by the Borrower or any other Loan Party herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

          (c) The Borrower shall default in the observance or performance of any agreement contained in subsection 6.10, subsection 6.12 or Section 7; or

          (d) The Borrower or any other Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs
     (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days; or

          (e) A "Change of Control" under and as defined in the indenture governing the terms of the Subordinated Notes shall have occurred, and there shall have passed a number of days equal to the fewer of (i) the number of days after the occurrence of such Change of Control which must pass before the occurrence of the "Change of Control Payment Date" (as defined in such indenture) in connection with such Change of Control minus
                                                                          -----
     one day or (ii) eighty-nine (89) days; or

          (f) The Borrower or any of its Subsidiaries shall (i) default in any payment of principal of or interest on any Indebtedness (other than the Notes, the Reimbursement Obligations and any Non-Recourse Indebtedness) and/or in the payment of any Guarantee Obligation, beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created; or (ii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable; provided in each case that all such Indebtedness and/or all such Guarantee
     --------
     Obligations shall equal not less than $1,000,000 in the aggregate; or

          (g) (i) The Borrower or any Subsidiary Guarantor shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any of the Subsidiary Guarantors shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any of the Subsidiary Guarantors any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Borrower or any of the

     Subsidiary Guarantors any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or
     (iv) the Borrower or any of the Subsidiary Guarantors shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrower or any of the Subsidiary Guarantors shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

          (h) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders shall be likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could have a Material Adverse Effect; or

          (i) One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance) of $1,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

          (j) Other than in connection with any permitted release of Collateral provided for in this Agreement or the relevant Security Document, (i) any of the Security Documents shall cease, for any reason, to be in full force and effect, or the Borrower or any other Loan Party which is a party to any of the Security Documents shall so assert or (ii) the Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby; or

          (k) Any material adverse change in the business, operations, assets or financial or other condition of the Borrower and its consolidated Subsidiaries on a consolidated basis shall occur; or

          (l) The Borrower or any of its Subsidiaries shall be suspended for a period of not less than 60 days from contracting with a Governmental Authority; provided that the aggregate gross revenues no longer accruing to
                --------
     the Borrower or such Subsidiary as a result of such suspended contract shall equal not less than $10,000,000; or

          (m) The subordination provisions of any of the Subordinated Debt shall cease, for any reason, to be in full force and effect;

then, and in any such event, (A) if such event is an Event of Default specified in paragraph (e) above or clause (i) or (ii) of paragraph (g) above with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and the Notes shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Agent may, or upon the request of the Required Lenders, the Agent shall, by notice to the Borrower declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Agent may, or upon the request of the Required Lenders, the Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable.

        With respect to all Letters of Credit as to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, the Borrower shall at such time deposit in the Cash Collateral Account an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit.

        Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.


                             SECTION 9.  THE AGENT

        9.1  Appointment.  Each Lender hereby irrevocably designates and
             -----------
appoints Chemical Bank as the Agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes Chemical Bank, as the Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other
powers as are reasonably incidental thereto.   Notwithstanding any provision to
the contrary elsewhere in this Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent.

        9.2  Delegation of Duties.  The Agent may execute any of its duties
             --------------------
under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

        9.3  Exculpatory Provisions.  Neither the Agent nor any of its officers,
             ----------------------
directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the Notes or any other Loan Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower.

        9.4  Reliance by Agent.  The Agent shall be entitled to rely, and shall
             -----------------
be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Notes and the other Loan Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

        9.5  Notice of Default.  The Agent shall not be deemed to have knowledge
             -----------------
or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; provided that unless and until the
                                             --------
Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

        9.6  Non-Reliance on Agent and Other Lenders.  Each Lender expressly
             ---------------------------------------
acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

        9.7  Indemnification.  The Lenders agree to indemnify the Agent in its
             ---------------
capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought under this subsection (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with their Commitment Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Lender shall be
                                            --------
liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the Notes and all other amounts payable hereunder.

        9.8  Agent in Its Individual Capacity.  The Agent and its Affiliates may
             --------------------------------
make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Agent were not the Agent hereunder and under the other Loan Documents. With respect to its Loans made or renewed by it and any
Note issued to it and with respect to any Letter of Credit issued or participated in by it, the Agent shall have the same rights and powers under this Agreement and the other Loan

Documents as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall include the Agent in its individual capacity.

        9.9  Successor Agent.  The Agent may resign as Agent upon 10 days'
             ---------------
notice to the Lenders. If the Agent shall resign as Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be approved by the Borrower, whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon such appointment and approval, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Notes. After any retiring Agent's resignation as Agent, the provisions of this subsection shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.


                           SECTION 10.  MISCELLANEOUS

        10.1  Amendments and Waivers.  Neither this Agreement, any Note or any
              ----------------------
other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this subsection. The Required Lenders may, or, with the written consent of the Required Lenders, the Agent may, from time to time, (a) enter into with the Borrower written amendments, supplements or modifications hereto and to the Notes and the other Loan Documents for the purpose of adding any provisions to this Agreement, the Notes or the other Loan Documents or changing in any manner the rights of the Lenders or of the Borrower hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders or the Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement, the Notes or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such
                              --------  -------
amendment, supplement or modification shall (i) reduce the amount or extend the scheduled date of maturity of any Note or of any installment thereof, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender's Commitment, in each case without the consent of each Lender, or
(ii) amend, modify or waive any provision of this subsection or reduce the percentage specified in the definition of Required Lenders, or consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, or release any Subsidiary Guarantor from its obligations under the Subsidiaries Guarantee or release any of the Collateral, in each case without the written consent of all the Lenders, or (iii) amend, modify or waive any provision of Section 9 without the written consent of the then Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Lenders, the Agent and all future holders of the Notes. In the case of any waiver, the Borrower, the Lenders and the Agent shall be restored to their former position and rights hereunder and under the outstanding Notes and any other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

        Notwithstanding anything to the contrary contained herein, upon any sale or other disposition of any assets pursuant to and in accordance with subsection 7.6, such assets shall no longer constitute Collateral; provided that in the
                                                        --------
case of any sale or disposition of assets pursuant to subsection 7.6(b), the Commitments are reduced in accordance with subsection 2.5(b) and subsection 7.6(b). Upon any release of Collateral as contemplated above, the Lenders hereby direct the Agent to execute and deliver any documents or instruments and take such other actions as may be necessary to evidence such release (without any further notice to or consent or direction from any Lender).

        10.2  Notices.  All notices, requests and demands to or upon the
              -------
respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or five days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Borrower and the Agent, and as set forth in Schedule I in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes:

    The Borrower:      ICF Kaiser International, Inc.
                       9300 Lee Highway
                       Fairfax, Virginia  22031
                       Attention:  Chief Financial Officer
                       Telecopy:  (703) 591-3599

     With a copy to:   Paul Weeks, II
                       ICF Kaiser International, Inc.
                       9300 Lee Highway
                       Fairfax, Virginia  22031
                       Telecopy:  (703) 273-4047

    The Agent:         Chemical Bank
                       270 Park Avenue
                       New York, New York  10017
                       Attention: Allan Cyron
                       Telecopy:

provided that any notice, request or demand to or upon the Agent, the Issuing
- --------
Bank or the Lenders pursuant to subsection 2.3, 2.5, 2.6, 2.7, 2.12 or 3.2 shall not be effective until received.

        10.3  No Waiver; Cumulative Remedies.  No failure to exercise and no
              ------------------------------
delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

        10.4  Survival of Representations and Warranties.  All representations
              ------------------------------------------
and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement, the Letters of Credit and the Notes and the extensions of credit hereunder.

        10.5  Payment of Expenses and Taxes.  The Borrower agrees (a) to pay or
              -----------------------------
reimburse the Agent for all its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement, the Notes and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the fees and disbursements of counsel to the Agent, (b) to pay or reimburse each Lender and the Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the Notes, the other Loan Documents and any such other documents, including, without limitation, the fees and disbursements of counsel to the Agent and to each Lender, and (c) to pay, indemnify, and hold each Lender and the Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the Notes, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender and the Agent harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the Notes, the other Loan Documents and any such other documents, including, without limitation, any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower, any of its Subsidiaries or any of the Properties (all the foregoing in this clause
(d), collectively, the "indemnified liabilities"), provided, that the Borrower
                        -----------------------    --------
shall have no obligation hereunder to the Agent or any Lender with respect to indemnified liabilities arising from (i) the gross negligence or willful misconduct of the Agent or any such Lender, (ii) legal proceedings commenced against the Agent or any such Lender by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such, (iii) legal proceedings threatened or commenced against the Agent or any such Lender by any other Lender or by any Transferee or (iv) legal proceedings commenced against the Agent or such Lender which do not directly relate to the Loan Documents. The agreements in this subsection shall survive repayment of the Notes and all other amounts payable hereunder.

        10.6  Successors and Assigns; Participations and Assignments.  (a)  This
              ------------------------------------------------------
Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Agent, all future holders of the Notes and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

        (b) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants") participating interests in any Loan
                          ------------
owing to such Lender, any Note held by such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Note for all purposes under this Agreement and the other Loan Documents, and the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. The Borrower agrees that if amounts outstanding under this Agreement and the Notes are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement and any Note to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement or any Note, provided that, in purchasing such participating interest,
                       --------
such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in subsection 10.7(a) as fully as if it were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of subsections 2.14, 2.15 and 2.16 with respect to its participation in the Commitments and the Loans outstanding from time to time as if it was a Lender; provided that, in the case of subsection 2.15, such
                    --------
Participant shall have complied with the requirements of said subsection and provided, further, that no Participant shall be entitled to receive any greater
- --------  -------
amount pursuant to any such subsection than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred. The Lenders agree that each Participant shall have the right, solely to the extent of its participating interest in a Loan hereunder, to agree to the amendment of the following provisions with respect to such Loan: the amount, date of maturity, interest rate, fees payable in connection therewith, and the timing of payments thereunder. Each Lender agrees that any participation agreement between it and a Participant will not give such Participant the right to prevent any amendment or modification of this Agreement or the Notes other than any such amendment or modification that would require the approval of all the Lenders pursuant to subsection 10.1. Each Lender agrees to give the Borrower prior written notice of any sale made pursuant to this subsection 10.6(b) of any participating interests in any Loans, which notification shall include the name of the Participant and the amount of the participating interest sold to such Participant.

        (c) Any Lender may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time and from time to time assign to any Lender or any affiliate thereof or to an additional bank or financial institutions (an "Assignee") all or any part of its rights and
                            --------
obligations under this Agreement and the Notes pursuant to an Assignment and Acceptance, substantially in the form of Exhibit G, executed by such Assignee and such assigning Lender and delivered to the Agent for its acceptance and recording in the Register; provided that any such assignment to an Assignee
                           --------
which, prior to such assignment, is not a Lender or an affiliate thereof shall be in a minimum amount of $5,000,000 (or such lesser amount as is equal to the full amount of such Lender's Commitment). Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and (y) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto).

        (d)  The Agent shall maintain at its address referred to in subsection
10.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders
      --------
and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Loan recorded therein for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

        (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee together with payment to the Agent of a registration and processing fee of $2,500, the Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrower. On or prior to such effective date, the Borrower, at its own expense, shall execute and deliver to the Agent (in exchange for the Note of the assigning Lender) a new Note to the order of such Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment hereunder, a new Note to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Notes shall be dated the Closing Date and shall otherwise be in the form of the Note replaced thereby.

        (f) Subject to the provisions of subsection 10.15, the Borrower authorizes each Lender to disclose to any Participant or Assignee (each, a "Transferee") and any prospective Transferee any and all financial information
- -----------
in such Lender's possession concerning the Borrower and its Affiliates which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower and its Affiliates prior to becoming a party to this Agreement.

        (g) Nothing herein shall prohibit any Lender from pledging or assigning any Note to any Federal Reserve Bank in accordance with applicable law.

        10.7  Adjustments; Set-off.  (a)  If any Lender (a "benefitted Lender")
              --------------------                          -----------------
shall at any time receive any payment of all or part of its Loans or the Reimbursement Obligations owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 8(g), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans or the Reimbursement Obligations owing to it, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loans or the Reimbursement Obligations owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that
                                                         --------  -------
if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

        (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder or under the Notes (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrower and the Agent after any such set-off and application made by such Lender, provided that the failure to give such notice
                                 --------
shall not affect the validity of such set-off and application.

        10.8  Counterparts.  This Agreement may be executed by one or more of
              ------------
the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Agent.

        10.9  Severability.  Any provision of this Agreement which is prohibited
              ------------
or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          10.10  Integration.  This Agreement and the other Loan Documents
                 -----------
represent the agreement of the Borrower, the Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

          10.11  Submission To Jurisdiction; Waivers.  The Borrower hereby
                 -----------------------------------
irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in subsection 10.2 or at such other address of which the Agent shall have been notified pursuant thereto;

          (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

          (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

          10.12  GOVERNING LAW.  THIS AGREEMENT AND THE NOTES AND THE RIGHTS AND
                 -------------
OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          10.13  Acknowledgements.  The Borrower hereby acknowledges that:
                 ----------------

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the Notes and the other Loan Documents;

          (b) neither the Agent nor any Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Agent and Lenders, on one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

          (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and the Lenders.

          10.14  WAIVERS OF JURY TRIAL.  THE BORROWER, THE AGENT AND THE LENDERS
                 ---------------------
HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR THE NOTES OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          10.15  Confidentiality.  Each Lender agrees to keep confidential
                 ---------------
any written or oral information provided to it by or on behalf of the Borrower or any of its Subsidiaries pursuant to or in connection with this Agreement; provided that nothing herein shall prevent any Lender from disclosing
           --------
any such information (i) to the Agent or any other Lender, (ii) to any Transferee which agrees to comply with the provisions of this subsection, (iii) to its employees, directors, agents, attorneys, accountants and other professional advisors, (iv) upon the request or demand of any Governmental Authority having jurisdiction over such Lender, (v) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (vi) which has been publicly disclosed other than in breach of this Agreement or (vii) in connection with the exercise of any remedy hereunder.

          10.16  Amendment and Restatement of Existing Credit Agreement.  On the
                 ------------------------------------------------------
Closing Date, the commitments pursuant to the Existing Credit Agreement shall be restated and replaced in their entirety by the Commitments, all loans made pursuant to the Existing Credit Agreement shall be repaid and replaced with Loans and all letters of credit issued pursuant to the Existing Credit Agreement (other than the letters of credit listed on Schedule II and continued pursuant to subsection 3.2) shall be terminated.

          10.17  The Cash Collateral Account.  The Borrower hereby grants to the
                 ---------------------------
Agent, for the benefit of the Issuing Bank and the L/C Participants, a security interest in the Cash

Collateral Account to secure all obligations of the Borrower under this Agreement and the other Loan Documents. Amounts held in the Cash Collateral Account shall be applied by the Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired, terminated or been fully drawn upon, if any, shall be applied to repay other obligations of the Borrower hereunder and under the Notes. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrower hereunder and under the Notes shall have been paid in full, the balance, if any, in the Cash Collateral Account shall be returned to the Borrower. The Borrower shall execute and deliver to the Agent, for the account of the Issuing Bank and the L/C Participants, such further documents and instruments as the Agent may request to evidence the creation and perfection of the within security interest in the Cash Collateral Account.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              ICF KAISER INTERNATIONAL, INC.


                              By:
                                 ----------------------------------------------
                                 Title:


                              CHEMICAL BANK,
                                as Agent, as Issuing Bank and as
                                a Lender

                              By:
                                 ----------------------------------------------
                                 Title:


                              THE BANK OF TOKYO, LTD.,
                                NEW YORK AGENCY

                              By:
                                 ----------------------------------------------
                                 Title:


                              AMERICAN SECURITY BANK

                              By:
                                 ----------------------------------------------
                                 Title:


                              BHF-BANK

                              By:
                                 ----------------------------------------------
                                 Title:


                              By:
                                 ----------------------------------------------
                                 Title:


                              THE BANK OF NOVA SCOTIA

                              By:
                                 ----------------------------------------------
                                 Title:

                              BANCA COMMERCIALE ITALIANA
                                NEW YORK BRANCH


                              By:
                                 ----------------------------------------------
                                 Title:


                              By:
                                 ----------------------------------------------
                                 Title:


                              THE FUJI BANK, LIMITED

                              By:
                                 ----------------------------------------------
                                 Title:


                              CORESTATES BANK, N.A.

                              By:
                                 ----------------------------------------------
                                 Title:

                                                                       EXHIBIT A
                                                                       ---------




                                  FORM OF NOTE


$____________

                                                              New York, New York
                                                              December ___, 1993

        FOR VALUE RECEIVED, the undersigned, ICF KAISER INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), hereby promises to pay to the order of
                           --------
__________ (the "Lender"), at the office of Chemical Bank located at 270 Park
                 ------
Avenue, New York, New York 10017, on the Termination Date in lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of (a) _______________ DOLLARS ($____________) or (b) the
aggregate unpaid principal amount of all Loans made by the Bank to the Borrower pursuant to subsection 2.1 of the Amended and Restated Credit Agreement, dated as of December ___, 1993 (as amended, modified or supplemented from time to time, the "Credit Agreement") among the Borrower, the Bank, the other banks and
           ----------------
financial institutions from time to time parties thereto and Chemical Bank, as Agent. The Borrower further agrees to pay interest in like money on the unpaid principal amount hereof from time to time from the date of each Loan evidenced hereby at the office, on the dates, at the rates and for the periods specified in Section 2 of the Credit Agreement.

        The holder of this Note is authorized to record the date, amount and Type of each Loan made or converted by the Bank, the date and amount of each payment or prepayment of principal thereof and the length of each Interest Period with respect to the portion of such Loans made and/or being maintained as Eurodollar Loans, on the schedules annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which recordation shall constitute prima facie evidence of the accuracy of the
                                   ----- -----
information recorded in the absence of manifest error; provided, however, that
                                                       --------  -------
failure by any holder to make any such recordation on such schedules or continuation thereof shall not in any manner affect any of the obligations of the Borrower to make payments of principal and interest in accordance with the terms of this Note and the Credit Agreement.

        This Note is one of the Notes referred to in, and is entitled to the benefits of the Credit Agreement which, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for optional and mandatory prepayments on account of principal hereof prior to the maturity hereof on the terms and conditions therein specified. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and the guarantees were granted and the rights of the holder of this Note in respect thereof. All notices, requests, demands or other communications with respect to this Note shall be given in the manner set forth in the Credit Agreement.

        All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

        [This Note is in replacement of and substitution for, but not in repayment of, and does not constitute a novation of, that certain Note dated May 14, 1991 made by the Borrower payable to the order of the Lender pursuant to the Credit Agreement dated as of May 14, 1991 among the Borrower, certain banks and Chemical Bank (successor by merger to Manufacturers Hanover Trust Company), as agent.]/1/

        [This Note represents certain outstanding indebtedness of the undersigned on the date hereof and does not represent new indebtedness incurred on the date hereof.]/2/

        Terms defined in the Credit Agreement are used herein with their defined meanings unless otherwise defined herein. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                          ICF KAISER INTERNATIONAL, INC.



                                          By:
                                             --------------------------
                                             Title:


- ---------------------------
/1/  Insert in Notes of Continuing Lenders.

/2/  Insert in Notes of new Lenders.

                                               ABR LOANS AND CONVERSIONS
                                              AND REPAYMENTS OF PRINCIPAL



                    Amount of ABR Loans   Amount of Eurodollar
         Amount of  Converted into        Loans Converted into  Amount of Principal  Unpaid Principal     Notation
Date     ABR Loans  Eurodollar Loans      ABR Loans             Repaid               Balance              Made by
- ------   ---------  -------------------   --------------------  -------------------  ----------------     --------

______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________

                                           EURODOLLAR LOANS AND CONVERSIONS
                                              AND REPAYMENTS OF PRINCIPAL



         Amount of  Amount of ABR Loans   Amount of Eurodollar
         Eurodollar Converted into        Loans Converted into  Amount of Principal  Unpaid Principal     Notation
Date     Loans      Eurodollar Loans      ABR Loans             Repaid               Balance              Made by
- ------   ---------  -------------------   --------------------  -------------------  ----------------     --------

______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________
______   _________  ___________________   ____________________  ___________________  ________________     ________

                                                                       EXHIBIT C




                  AMENDED AND RESTATED SUBSIDIARIES GUARANTEE


        AMENDED AND RESTATED SUBSIDIARIES GUARANTEE, dated as of December __, 1993, by each of the corporations that are signatories hereto (the "Guarantors";
                                                                    ----------
each, a "Guarantor") in favor of CHEMICAL BANK, a New York banking corporation,
         ---------
as agent (in such capacity, the "Agent") for the banks and other financial
                                 -----
institutions (the "Lenders") from time to time parties to the Credit Agreement
                   -------
described below.


                             W I T N E S S E T H :
                             - - - - - - - - - -

        WHEREAS, ICF KAISER International, Inc., a Delaware corporation (the

"Borrower") (under its former name, ICF International, Inc.) is a party to
- ---------
the Credit Agreement, dated as of May 14, 1991 (as amended, the "Existing
                                                                 --------
Credit Agreement"), among the Borrower, the banks parties thereto (the
- ----------------
"Existing Lenders") and Chemical Bank (successor by merger to Manufacturers
 ----------------
Hanover Trust Company), as agent (in such capacity, the "Existing Agent");
                                                         --------------

        WHEREAS, the trustees (collectively, the "Trustees") of the ICF Kaiser
                                                  --------
International, Inc. Employee Stock Ownership Trust created pursuant to the ICF Kaiser International, Inc. Employee Stock Ownership Plan are parties to the ESOP Credit Agreement, dated as of May 14, 1991, among the Trustees, the Borrower, as guarantor, the Existing Lenders and the Existing Agent (as amended, the "ESOP
                                                                         ----
Credit Agreement");
- ----------------

        WHEREAS, the Existing Credit Agreement is being amended and restated pursuant to the Amended and Restated Credit Agreement, dated as of December ___, 1993 (as amended, supplemented or otherwise modified from time to time, the

"Credit Agreement"), among the Borrower, the Lenders and the Agent;
- -----------------

        WHEREAS, the ESOP Credit Agreement is being terminated on the Closing Date under and as defined in the Credit Agreement;

        WHEREAS, the Borrower owns directly or indirectly all of the issued and outstanding stock of each Guarantor and is a member of an affiliated group of corporations and other entities that includes each Guarantor;

        WHEREAS, the Borrower and the Guarantors are engaged in related businesses, and each Guarantor has derived and will derive substantial direct and indirect benefit from the making of extensions of credit by the Lenders to the Borrower pursuant to the Credit Agreement;

        WHEREAS, in connection with the Existing Credit Agreement and the ESOP Credit Agreement, certain of the Guarantors previously executed and delivered to the Existing Agent the Amended and Restated Subsidiary Guarantee, dated as of August 29, 1991 (the "Existing Subsidiaries Guarantee"); and
                      -------------------------------

        WHEREAS, in connection with the amendment and restatement of the Existing Credit Agreement and the termination of the ESOP Credit Agreement, the Guarantors and the beneficiaries of the Existing Subsidiaries Guarantee wish to amend and restate the Existing Subsidiaries Guarantee as hereinafter set forth.

        NOW, THEREFORE, in consideration of the premises, the Guarantors and the Agent, with the consent of the Lenders, hereby agree that the Existing Subsidiaries Guarantee is hereby restated in its entirety as follows:

        1.     Defined Terms.  As used in this Guarantee, terms defined in the
               -------------
Credit Agreement are used herein as therein defined, and the following term shall have the following meaning:

          "Obligations" shall mean the unpaid principal of and interest on the
           -----------
     Notes and all other obligations and liabilities of the Borrower to the Agent, the Issuing Bank or any Lender (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Notes, the Letters of Credit, the other Loan Documents or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Agent, the Issuing Bank or any Lender) or otherwise.

        2.     Guarantee.  (a)  Each of the Guarantors hereby, jointly and
               ---------
severally, unconditionally and irrevocably, guarantees to the Agent and the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, and each Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Agent or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee; provided,
                                                                --------
however, that, anything herein or in any other Loan Document to the contrary
- -------
notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents (including, without limitation, any collateral security documents entered into by such Guarantor to secure the Obligations) and, without duplication, the maximum amount secured pursuant to any such collateral security documents, shall in no event exceed the amount of obligations which such Guarantor can incur and secure under applicable federal and state laws relating to the insolvency of debtors.

        (b) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount determined in accordance with the proviso in Paragraph (a) of this Section 2 with respect to such Guarantor or with respect to all of the Guarantors without impairing this Guarantee or affecting the rights and remedies of the Agent and the Lenders hereunder.

        (c) No payment or payments made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Agent or any Lender from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations, remain liable for the Obligations up to the amount determined with respect to such Guarantor in accordance with the proviso in Paragraph (a) of this Section 2 until the Obligations are paid in full and the Commitments are terminated.

        (d) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Agent or any Lender on account of its liability hereunder, it will notify the Agent in writing that such payment is made under this Guarantee for such purpose.

        3.     Right of Contribution.  Each Guarantor hereby agrees that to
               ---------------------
the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 5 hereof. The provisions of this Section 3 shall in no respect limit the obligations and liabilities of any Guarantor to the Agent and the Lenders, and each Guarantor shall remain liable to the Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder.

        4.     Right of Set-off.  Upon the occurrence of any Event of Default,
               ----------------
each Guarantor hereby irrevocably authorizes each Lender at any time and from time to time without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender to or for the credit or the account of such Guarantor, or any part thereof in such amounts as such Lender may elect, against and on account of the obligations and liabilities of such Guarantor to such Lender hereunder as such Lender may elect, whether or not the Agent or any Lender has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. Each Lender agrees to notify such Guarantor promptly of any such set-off and the application made by such Lender, provided that the failure to give such notice shall not
                     --------
affect the validity of such set-off and application. The rights of each Lender under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

        5.     No Subrogation.  Notwithstanding any payment or payments made by
               --------------
any of the Guarantors hereunder or any set-off or application of funds of any of the Guarantors by any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Agent or any Lender against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by any Lender for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder until the Obligations have been paid in full. If any amount shall be paid to any Guarantor on account of any such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Agent may determine.

        6.     Amendments, etc. with respect to the Obligations; Waiver of
               -----------------------------------------------------------
Rights.  Each Guarantor shall remain obligated hereunder notwithstanding that,
- ------
without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Agent or any Lender may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent or any Lender and the Credit Agreement, the Notes, the other Loan Documents or any other document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Agent and/or any Lender may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any of the Guarantors, the Agent or any Lender may, but shall be under no obligation to, make a similar demand on the Borrower or any other Guarantor or guarantor, and any failure by the Agent or any Lender to make any such demand or to collect any payments from the Borrower or any such other Guarantor or guarantor or any release of the Borrower or such other Guarantor or guarantor shall not relieve any of the Guarantors in respect of which a demand or collection is not made or any of the Guarantors not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Agent or any Lender against any of the Guarantors. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

        7.     Guarantee Absolute and Unconditional.  Each Guarantor waives any
               ------------------------------------
and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Agent or any Lender upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrower or any of the Guarantors and the Agent or any Lender shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to
(a) the validity, regularity or enforceability of the Credit Agreement, the Notes, the other Loan Documents, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Agent or any Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent or any Lender against such Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment in full and the commitment of the Lenders to extend credit to the Borrower shall have terminated.

        8.     Reinstatement.  This Guarantee shall continue to be effective, or
               -------------
be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

        9.     Payments.  Each Guarantor hereby guarantees that payments
               --------
hereunder will be paid to the Agent without set-off or counterclaim in U.S. Dollars at the office of the Agent located at 270 Park Avenue, New York, New York 10017.

        10.    Representations and Warranties.  Each Guarantor hereby represents
               ------------------------------
and warrants that:

          (a) such Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified could not have a material adverse effect on the business, operations, property or financial or other condition of such Guarantor and could not materially adversely affect the ability of such Guarantor to perform its obligations under this Guarantee, and such Guarantor has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged;

          (b) such Guarantor has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guarantee;

          (c) this Guarantee constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally;

          (d) the execution, delivery and performance of this Guarantee will not violate in any material respect any provision of any Requirement of Law or Contractual Obligation of such Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of such Guarantor pursuant to any Requirement of Law or Contractual Obligation of such Guarantor; and

          (e) except for Foreign Ownership and Control Reports filed with the United States Department of Energy and Department of Defense (which filings have been duly made), no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee.

        Each Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by such Guarantor on the date of each borrowing by the Borrower or issuance of a Letter of Credit under the Credit Agreement on and as of such date of borrowing as though made hereunder on and as of such date.

        11.    Severability.  Any provision of this Guarantee which is
               ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        12.    Paragraph Headings.  The paragraph headings used in this
               ------------------
Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

        13.    No Waiver; Cumulative Remedies.  Neither the Agent nor any Lender
               ------------------------------
shall by any act (except by a written instrument pursuant to Section 14 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

        14.    Integration; Waivers and Amendments; Successors and Assigns;
               ------------------------------------------------------------
Governing Law.  This Guarantee represents the agreement of each Guarantor with
- -------------
respect to the subject matter hereof and there are no promises or representations by the Agent or any Lender relative to the subject matter hereof not reflected herein. None of the terms or provisions of this Guarantee may be waived, amended or supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Agent, provided that any provision
                                                     --------
of this Guarantee may be waived by the Agent and the Lenders in a letter or agreement executed by the Agent or by facsimile transmission from the Agent. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns. THIS GUARANTEE SHALL BE GOVERNED BY AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        15.    Notices.  All notices, requests and demands to or upon the
               -------
Guarantors or the Agent or any Lender to be effective shall be in writing or by telecopy and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail, 5 days after deposit in the postal system, first class postage pre-paid, or, in the case of telecopy notice, when sent, confirmation received, addressed to a party at the address provided for such party in Schedule I to the Credit Agreement or Schedule I hereto, as the case may be.

        16.    Submission to Jurisdiction; Waivers.  (a)  Each Guarantor hereby
               -----------------------------------
irrevocably and unconditionally:

          (i) submits for itself and its property in any legal action or proceeding relating to this Guarantee or any other Loan Document to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

          (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form and mail), postage prepaid, to such Guarantor at its address set forth in Schedule I hereof or at such other address of which the Agent shall have been notified; and

          (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

        (b) EACH GUARANTOR AND, BY ACCEPTANCE HEREOF, THE AGENT AND EACH LENDER, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN SECTION 16(a).

        17.    Counterparts.  This Guarantee may be executed by one or more of
               ------------
the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

        18.    Authority of Agent.  Each Guarantor acknowledges that the rights
               ------------------
and responsibilities of the Agent under this Guarantee with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and such Guarantor, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

        IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.


                              CLEMENT INTERNATIONAL CORPORATION



                              By:
                                  ---------------------------
                                  Title:  Authorized
                                          Representative


                              CYGNA GROUP, INC.



                              By:
                                  ---------------------------
                                  Title:  Authorized
                                          Representative


                              EXCELL DEVELOPMENT CONSTRUCTION,
                                INC.



                              By:
                                  ---------------------------
                                  Title:  Authorized
                                          Representative


                              ICF CONSULTING ASSOCIATES, INC.



                              By:
                                  ---------------------------
                                  Title:  Authorized
                                          Representative


                              ICF INCORPORATED



                              By:
                                  ---------------------------
                                  Title:  Authorized
                                          Representative

                              ICF INFORMATION TECHNOLOGY, INC.



                              By:
                                  ---------------------------
                                  Title:  Authorized
                                          Representative


                              ICF KAISER ENGINEERS GROUP, INC.



                              By:
                                  ---------------------------
                                  Title:  Authorized
                                          Representative


                              ICF KAISER ENGINEERS, INC.



                              By:
                                  ---------------------------
                                  Title:  Authorized
                                          Representative


                              ICF RESOURCES INCORPORATED



                              By:
                                  ---------------------------
                                  Title:  Authorized
                                          Representative


                              ICF TECHNOLOGY INCORPORATED



                              By:
                                  ---------------------------
                                  Title:  Authorized
                                          Representative


                              KAISER ENGINEERS HANFORD COMPANY



                              By:
                                  ---------------------------
                                  Title:  Authorized
                                          Representative

                              ICF LEASING CORPORATION, INC.



                              By:
                                  ---------------------------
                                  Title:  Authorized
                                          Representative


                              PHASE LINEAR SYSTEMS INCORPORATED



                              By:
                                  ---------------------------
                                  Title:  Authorized
                                          Representative


                              TUDOR ENGINEERING COMPANY



                              By:
                                  ---------------------------
                                  Title:  Authorized
                                          Representative


                              HENRY J. KAISER COMPANY



                              By:
                                  ---------------------------
                                  Title:  Authorized
                                          Representative


                              ICF KAISER ENGINEERS (CALIFORNIA)
                                CORPORATION



                              By:
                                  ---------------------------
                                  Title:  Authorized
                                          Representative


                              KAISER ENGINEERS AND CONSTRUCTORS,
                               INC.



                              By:
                                  ---------------------------
                                  Title:  Authorized
                                          Representative

                              KAISER ENGINEERS INTERNATIONAL,
                               INC.



                              By:
                                  ---------------------------
                                  Title:  Authorized
                                          Representative


                              KE LIVERMORE, INC.



                              By:
                                  ---------------------------
                                  Title:  Authorized
                                          Representative


                              ICF KAISER ENGINEERS MASSACHUSETTS,
                                INC.



                              By:
                                  ---------------------------
                                  Title:  Authorized
                                          Representative


                              ICF KAISER HOLDINGS UNLIMITED, INC.



                              By:
                                  ---------------------------
                                  Title:  Authorized
                                          Representative


                              ICF KAISER ENGINEERS CORPORATION



                              By:
                                  ---------------------------
                                  Title:  Authorized
                                          Representative

                              KE SERVICES CORPORATION



                              By:
                                  ---------------------------
                                  Title:  Authorized
                                          Representative


                              ICFCORP INTERNATIONAL, INC.



                              By:
                                  ---------------------------
                                  Title:  Authorized
                                          Representative



AGREED AND ACCEPTED:

CHEMICAL BANK,
  as Agent

By:
   -----------------------------
   Title:

                                                                       EXHIBIT D




                         AMENDED AND RESTATED BORROWER
                               SECURITY AGREEMENT


       AMENDED AND RESTATED BORROWER SECURITY AGREEMENT, dated as of December __, 1993, made by ICF KAISER INTERNATIONAL, INC., a Delaware corporation (the

"Borrower"), in favor of CHEMICAL BANK, as Agent (in such capacity, the "Agent")
 --------                                                                -----
for the banks and other financial institutions (the "Lenders") from time to time
                                                     -------
parties to the Credit Agreement described below.


                             W I T N E S S E T H :
                             - - - - - - - - - -


       WHEREAS, the Borrower is a party to the Credit Agreement, dated as of May 14, 1991 (as amended, the "Existing Credit Agreement"), among the Borrower, the
                           -------------------------
banks parties thereto (the "Existing Lenders") and Chemical Bank (successors by
                            ----------------
merger to Manufacturers Hanover Trust Company), as agent (in such capacity the

"Existing Agent");
 --------------

       WHEREAS, the trustees (collectively, the "Trustees") of the ICF Kaiser
                                                 --------
International, Inc. Employee Stock Ownership Trust created pursuant to the ICF Kaiser International, Inc. Employee Stock Ownership Plan are parties to the ESOP Credit Agreement, dated as of May 14, 1991, among the Trustees, the Borrower, as guarantor, the Existing Lenders and the Existing Agent (as amended, the "ESOP
                                                                         ----
Credit Agreement");
- ----------------

       WHEREAS, in connection with the Existing Credit Agreement and the ESOP Agreement, the Borrower entered into the Amended and Restated Company Security Agreement, dated as of February 14, 1992 (the "Existing Security Agreement"), in
                                               ---------------------------
favor of the Existing Agent;

       WHEREAS, the Existing Credit Agreement is being amended and restated pursuant to the Amended and Restated Credit Agreement, dated as of December __, 1993 (as amended, supplemented or otherwise modified from time to time, the

"Credit Agreement"), among the Borrower, the Lenders and the Agent;
 ----------------

       WHEREAS, the ESOP Credit Agreement is being terminated on the Closing Date under and as defined in the Credit Agreement;

       WHEREAS, the Credit Agreement provides that extensions of credit may only be made thereunder pursuant to a borrowing base formula in respect of certain collateral, which formula is similar to the borrowing base formula in respect of such collateral provided under the Existing Credit Agreement; and

       WHEREAS, the Borrower and the Agent, with the consent of the Lenders, wish to amend and restate the Existing Security Agreement in the manner set forth herein.

       NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the Borrower and the Agent hereby agree that the Existing Security Agreement is amended and restated in its entirety, as follows:

       1.  Defined Terms.  Unless otherwise defined herein, terms which are
           -------------
defined in the Credit Agreement and used herein are so used as so defined; the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined:
Accounts, Chattel Paper, Instruments and Proceeds; and the following terms shall have the following meanings:

       "Code" shall mean the Uniform Commercial Code as from time to time in
        ----
  effect in the State of New York.

       "Collateral" shall have the meaning assigned to it in Section 2 of this
        ----------
  Security Agreement.

       "Collateral Accounts" shall have the meaning assigned to it in Section 3
        -------------------
  of this Security Agreement.

       "General Intangibles" shall have the meaning assigned to such term in the
        -------------------
  Code, provided, however, that in no event shall uncertificated securities
        --------  -------
  issued or owned by the Borrower or any Subsidiary be deemed to constitute General Intangibles for purposes hereof.

       "Lock-Box Accounts" shall have the meaning assigned to it in Section 3 of
        -----------------
  this Security Agreement.

       "Lock-Box Agreements" shall have the meaning assigned to it in Section 3
        -------------------
of this Security Agreement.

       "Obligations" shall mean the unpaid principal of and interest on the
        -----------
  Notes and all other obligations and liabilities of the Borrower to the Agent, the Issuing Bank or any Lender (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the Notes, the Letters of Credit, this Security Agreement, the other Loan Documents or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Agent, the Issuing Bank or any Lender) or otherwise.

       "Patents" means (a) all registered letters patent of the United States
        -------
  and all reissues and extensions thereof, in each case referred to in Schedule I hereto and any thereof specified by the Agent, and (b) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof or any other country, in each case referred to in Schedule I hereto and any thereof specified by the Agent.

       "Patent License" means all agreements, whether written or oral, providing
        --------------
  for the grant by the Borrower of any right to manufacture, use or sell any invention covered by a Patent referred to in Schedule I hereto and any thereof specified by the Agent.

       "Security Agreement" means this Amended and Restated Borrower Security
        ------------------
  Agreement, as amended, supplemented or otherwise modified from time to time.

       "Trademarks" means (a) all trademarks, trade names, corporate names,
        ----------
  company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers (in each case such of the foregoing that are registered), and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, in each case referred to in
  Schedule II hereto and any thereof specified by the Agent, and (b) all renewals thereof.

       "Trademark License" means any agreement, written or oral, providing for
        -----------------
  the grant by the Borrower of any right to use any Trademark referred to in
  Schedule II hereto and any thereof specified by the Agent.

       2.  Grant of Security Interest.  As collateral security for the prompt
           --------------------------
and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Borrower hereby confirms that it has granted, and to the extent, if any, necessary, does hereby grant to the Agent for the ratable benefit of the Lenders a security interest in all of the following property now owned or at any time hereafter acquired by the Borrower or in which the Borrower now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):
                                                         ----------

          (i)    all Accounts;

         (ii) all Chattel Paper which is of a type which would be included in the calculation of the Borrowing Base;

        (iii)    all General Intangibles;

         (iv) all Instruments which are of a type which would be included in the calculation of the Borrowing Base;

          (v) all Patents, to the extent, if any, not included within General Intangibles;

         (vi) all Patent Licenses, to the extent, if any, not included within General Intangibles;

        (vii) all Trademarks, to the extent, if any, not included within General Intangibles;

       (viii) all Trademark Licenses, to the extent, if any, not included within General Intangibles;

         (ix) the Lock-Box Accounts and the Collateral Accounts, and all amounts from time to time on deposit therein; and

          (x) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.

Notwithstanding anything in the foregoing to the contrary, no security interest is granted by this Section 2 in (1) any securities issued by the Borrower or any Subsidiary of the Borrower and (2) any Patent Licenses or Trademark Licenses to the extent such Licenses prohibit such grant, provided that the Borrower shall
                                              --------
use its reasonable best efforts to avoid the inclusion of any such prohibition in any Patent Licenses or Trademark Licenses entered into after the date hereof.

       3.   Rights of Agent and Lenders; Limitations on Agent's and Lender's
            ----------------------------------------------------------------
Obligations.
- -----------

       (a)  Borrower Remains Liable under Accounts.  Anything herein to the
            --------------------------------------
contrary notwithstanding, the Borrower shall remain liable under each of the Accounts and each contract or agreement to which it is a party under which any Account or General Intangible may arise to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any such contract or agreement. Neither the Agent nor any Lender shall have any obligation or liability under any Account or any such contract or agreement by reason of or arising out of this Security Agreement or the receipt by the Agent or any such Lender of any payment relating to such Account pursuant hereto, nor shall the Agent or any Lender be obligated in any manner to perform any of the obligations of the Borrower under or pursuant to any Account or any such contract or agreement to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account or any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

       (b)  Notice to Account Debtors.  Upon the request of the Agent (given
            -------------------------
only after consultation with the Required Lenders) at any time after the occurrence and during the continuance of an Event of Default, the Borrower shall notify account debtors on the Accounts that a security interest has been granted in the Accounts to the Agent hereunder and that payments in respect thereof shall be made directly to the Agent. The Borrower shall cause all account debtors on its Accounts to make all payments in respect thereof into the appropriate Lock-Box or Lock-Box Account. The Agent may in its own name or in the name of others communicate with account debtors on the Accounts to verify with them to its satisfaction the existence, amount and terms of any Accounts.

       (c)  Analysis of Accounts.  The Agent shall have the right to make test
            --------------------
verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Borrower shall furnish all such assistance and information as the Agent may reasonably require in connection therewith. At any time and from time to time, upon the Agent's request and at the expense of the Borrower, the Borrower shall cause independent public accountants or others satisfactory to the Agent to furnish to the Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts.

       (d)  Collections on Accounts.  On or before the date hereof, the Borrower
            -----------------------
and certain of its Subsidiaries shall enter into one or more lock-box agreements with the Agent on terms and conditions reasonably acceptable to the Agent and the Borrower (collectively, the "Lock-Box Agreements") pursuant to
                                           -------------------
which there shall be established one or more lock-boxes and lock-box accounts (collectively, the "Lock-Boxes" and the "Lock-Box Accounts"), together with one
                    ----------           -----------------
or more collateral accounts maintained with the Agent (the "Collateral
                                                            ----------
Accounts"). The Agent shall have sole dominion and control over the Lock-Box Accounts and the Collateral Accounts, and neither the Borrower nor any Subsidiary shall have any right of withdrawal therefrom; provided that upon
                                                         --------
receipt of collected funds in any Lock-Box Accounts, such funds may be withdrawn in accordance with the Lock-Box Agreement, unless a Default or Event of Default shall be in existence, in which event the Agent may, and upon the direction of the Required

Lenders shall, transfer to the Collateral Accounts all funds received in the Lock-Box Accounts so long as such Default or Event of Default shall continue. The Borrower shall cause each account debtor on Accounts owing the Borrower to make all payments in respect of such Accounts to the appropriate Lock-Box. If, notwithstanding such direction, the Borrower shall receive any such payment, such payment, when collected by the Borrower, shall be forthwith (and, in any event, within two Business Days) deposited by the Borrower in the exact form received, duly indorsed by the Borrower to the Agent if required, in the appropriate Lock-Box Account subject to withdrawal by the Agent for the account of the Lenders only, as hereinafter provided, and, until so turned over, shall be held by the Borrower in trust for the Agent and the Lenders, segregated from other funds of the Borrower. Each deposit of any such Proceeds shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit. All Proceeds constituting collections of Accounts while held by the Agent (or by the Borrower in trust for the Agent and the Lenders) shall continue to be collateral security for all of the Obligations and shall not constitute payment thereof until applied as hereinafter provided. Subject to the terms of the Lock-Box Agreements, if an Event of Default shall have occurred and be continuing, at any time at the Agent's election, the Agent shall apply all or any part of the funds on deposit in the Collateral Accounts on account of the Obligations in such order as the Agent may elect, and any part of such funds which the Agent elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Agent to the Borrower or to whomsoever may be lawfully entitled to receive the same. At the Agent's request, the Borrower shall deliver to the Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including, without limitation, all original orders, invoices and shipping receipts.

       (e)  Compliance with Assignment of Claims Act.  If requested by the
            ----------------------------------------
Required Lenders at any time and from time to time, the Borrower shall take all actions necessary to comply with the United States Assignment of Claims Act in respect of all Collateral under this Security Agreement to which such act is applicable.

       4.  Representations and Warranties. The Borrower hereby represents and
           ------------------------------
warrants that:

       (a)  Title; No Other Liens.  Except for the Lien granted to the Agent for
            ---------------------
  the ratable benefit of the Lenders pursuant to this Security Agreement and the other Liens, if any, permitted to exist on the Collateral pursuant to subsection 7.3 of the Credit Agreement, the Borrower owns each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice granting a Lien on all or any part of the

  Collateral is on file or of record in any public office, except such as may have been filed in favor of the Agent, for the ratable benefit of the Lenders, pursuant to this Security Agreement.

       (b)  Perfected First Priority Liens.  The Liens granted pursuant to this
            ------------------------------
  Security Agreement constitute perfected Liens on the Collateral in favor of the Agent, which are prior to all other Liens (other than Liens, if any, permitted by subsection 7.3 of the Credit Agreement) on the Collateral created by the Borrower and in existence on the date hereof and which are enforceable as such against all creditors of and purchasers from the Borrower.

       (c)  Accounts.  The amount represented by the Borrower to the Lenders
            --------
  from time to time as owing by each account debtor or by all account debtors in respect of the Accounts will at such time be the correct amount actually owing by such account debtor or debtors thereunder. No amount payable to the Borrower which is of a type which would be included in the calculation of the Borrowing Base is evidenced by any Instrument or Chattel Paper which has not been delivered to the Agent. The place where the Borrower keeps its records concerning the Accounts is 9300 Lee Highway, Fairfax, Virginia 22031.

       (d)  Chief Executive Office.  The Borrower's chief executive office and
            ----------------------
  chief place of business is located at 9300 Lee Highway, Fairfax, Virginia
  22031.

       (e)  Power and Authority; Authorization.  The Borrower has the corporate
            ----------------------------------
  power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Security Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Security Agreement.

       (f)  Patents and Trademarks.  Schedule I hereto includes all Patents and
            ----------------------
  Patent Licenses owned by the Borrower in its own name as of the date hereof.
  Schedule II hereto includes all Trademarks and Trademark Licenses owned by the Borrower in its own name as of the date hereof. To the best of the Borrower's knowledge, each Patent and Trademark is valid, subsisting, unexpired, enforceable and has not been abandoned. Except as set forth in either such Schedule, none of such Patents and Trademarks is the subject of any licensing or franchise agreement. To the best of the Borrower's knowledge after reasonable inquiry, no holding, decision or judgment has been rendered by any Governmental Authority which would limit in any material way, cancel or question in any material way the validity of any Patent or Trademark. To the best of the Borrower's knowledge after reasonable inquiry, no action or proceeding is pending (i) seeking to limit in any material way, cancel or question in any material way the validity of any Patent or Trademark, or (ii) which, if adversely determined, would have a material adverse effect on the value to the Borrower or any Subsidiary of any Patent or Trademark.

       5.  Covenants.  The Borrower covenants and agrees with the Agent and the
           ---------
Lenders that, from and after the date of this Security Agreement until the Obligations are paid in full and the Commitments are terminated:

       (a)  Further Documentation; Pledge of Instruments and Chattel Paper.  At
            --------------------------------------------------------------
  any time and from time to time, upon the written request of the Agent, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further action as the Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. The Borrower also hereby authorizes the Agent to file any such financing or continuation statement without the signature of the Borrower to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Agent, duly endorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Security Agreement.

       (b)  Indemnification.  The Borrower agrees to pay, and to save the Agent
            ---------------
  and the Lenders harmless from, any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay by it in complying with any Requirement of Law applicable to any of the Collateral or
  (iii) in connection with the negotiation, execution and enforcement of this Security Agreement and the maintenance and perfection of the security interests granted hereunder. In any suit, proceeding or action brought by the Agent or any Lender under any Account for any sum owing thereunder, or to enforce any provisions of any Account, the Borrower will save, indemnify and keep the Agent and such Lender harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor thereunder, arising out of a breach by the Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or its successors from the Borrower. The Borrower shall have no obligation to indemnify under this
  Section 5(b) with respect to any liability, cost or expense which arises from any of the situations specified in clauses (i) through (iv) in the proviso to subsection 10.5 of the Credit Agreement.

       (c)  Maintenance of Records.  The Borrower will keep and maintain at its
            ----------------------
  own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts. The Borrower will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. For the Agent's and the Lenders' further security, the Agent, for the ratable benefit of the Lenders, shall have a security interest in all of the Borrower's books and records pertaining to the Collateral, and the Borrower shall permit the Agent to inspect, and shall make and deliver copies to the Agent of, any such books and records to the Agent or to its representatives during normal business hours at the request of the Agent.

       (d)  Right of Inspection.  The Agent and the Lenders shall have, upon
            -------------------
  reasonable prior notice absent the continuance of any Event of Default, full and free access during normal business hours to all the books, correspondence and records of the Borrower, and the Agent and the Lenders and their respective representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Borrower agrees to render to the Agent and the Lenders, at the Borrower's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Without limiting any of their rights under this Section 5(d) or otherwise under this Security Agreement, the Lenders shall attempt to minimize any inconvenience caused to the Borrower as a result of the exercise of the rights granted to them pursuant to this subsection 5(d).

       (e)  Compliance with Laws, etc.  The Borrower will comply in all material
            --------------------------
  respects with all Requirements of Law applicable to the Collateral or any part thereof or to the operation of the Borrower's business; provided, however,
                                                          --------  -------
  that the Borrower may contest any Requirement of Law in any reasonable manner which shall not, in the sole opinion of the Agent, adversely affect the Agent's or the Lenders' rights or the priority of their Liens on the Collateral.

       (f)  Compliance with Terms of Contracts, etc.  The Borrower will perform
            ----------------------------------------
  and comply in all material respects
  with all its Contractual Obligations relating to the Collateral.

       (g)  Payment of Obligations.  The Borrower will pay promptly when due all
            ----------------------
  taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (iii) such charge is adequately reserved against on the Borrower's books in accordance with GAAP.

       (h)  Limitation on Liens on Collateral.  The Borrower will not create,
            ---------------------------------
  incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral (other than (i) the Liens created hereby, (ii) as permitted pursuant to subsection 7.3 of the Credit Agreement, and (iii) as permitted by clauses (i), (ii) and (iii) of Section 5(g) above), and will defend the right, title and interest of the Agent and the Lenders in and to any of the Collateral against the claims and demands of all Persons whomsoever.

       (i)  Limitations on Dispositions of Collateral.  The Borrower will not
            -----------------------------------------
  sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so, except as permitted pursuant to subsection 7.6 of the Credit Agreement.

       (j)  Limitations on Modifications, Waivers, Extensions of Agreements
            ---------------------------------------------------------------
  Giving Rise to Accounts.  Except as permitted by Section 5(k) below, the
  -----------------------
  Borrower will not (i) amend, modify, terminate or waive any provision of any agreement giving rise to an Account in any manner which could reasonably be expected to materially adversely affect the value of such Account as Collateral, (ii) fail to exercise promptly and diligently each and every material right which it may have under each agreement giving rise to an Account (other than any right of termination) or (iii) fail to deliver to the Agent a copy of each material demand, notice or document received by it relating in any way to any agreement giving rise to an Account.

       (k)  Limitations on Discounts, Compromises, Extensions of Accounts.
            -------------------------------------------------------------
  Other than in the ordinary course of business as generally conducted by the Borrower over a period of time, the Borrower will not grant any extension of the time of payment of any of the Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit, refund or discount whatsoever thereon.

       (l)  Further Identification of Collateral.  The Borrower will furnish to
            ------------------------------------
  the Agent and the Lenders from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

       (m)  Notices.  The Borrower will advise the Agent and the Lenders
            -------
  promptly, in reasonable detail, at their respective addresses set forth in the Credit Agreement, (i) of any Lien (other than Liens permitted by subsection
  7.3 of the Credit Agreement) on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

       (n)  Changes in Locations, Name, etc.  The Borrower will not (i) change
            --------------------------------
  the location of its chief executive office and chief place of business from that specified in Section 4(d) or remove its books and records from the location specified in Section 4(c) or (ii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Agent in connection with this Security Agreement would become seriously misleading unless, in the case of either clause (i) or (ii), the Borrower shall have given the Agent at least thirty days prior written notice and shall have executed and delivered to the Agent financing statements reasonably satisfactory to the Agent prior to such change so as to preserve, in the sole judgement of the Agent, the perfection and priority of the security interest granted hereby.

       (o)  Patents and Trademarks.
            ----------------------

          (i) The Borrower (either itself or through licensees) will, except with respect to any Trademark that the Borrower shall reasonably determine is of negligible economic value to it and except as permitted by subsection 7.6 of the Credit Agreement, (i) continue to use each Trademark so as to maintain such Trademark in full force free from any claim of abandonment for non-use,
  (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) employ such Trademark with the appropriate notice, if any, of registration, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (v) not (and not knowingly permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

          (ii) The Borrower will not, except with respect to any Patent that the Borrower shall reasonably determine is of negligible economic value to it, fail diligently to pursue all actions where such failure may cause any Patent to become abandoned or dedicated to public use.

          (iii) The Borrower will notify the Agent and the Lenders promptly if it knows, or has reason to know, that any application or registration relating to any Patent or Trademark may become abandoned or dedicated to public use, or of any materially adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding the Borrower's ownership of any Patent or Trademark or its right to register the same or to keep and maintain the same.

          (iv) Whenever the Borrower, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, the Borrower shall report such filing to the Agent and the Lenders within ten Business Days after the last day of the fiscal quarter in which such filing occurs. Except with respect to any Patent, Trademark, Patent License or Trademark License that the Borrower shall reasonably determine is of negligible economic value to it, whenever the Borrower acquires an ownership interest in any Patent, Trademark, Patent License or Trademark License, the Borrower shall notify the Agent within ten days after the last day of the fiscal quarter in which such acquisition occurs, and the Agent may designate such Patent, Trademark, Patent License or Trademark License as subject to the grant of a security interest in such Patent, Trademark, Patent License or Trademark License under Section 2 hereof. Upon request of the Agent, the Borrower shall execute and deliver any and all agreements, instruments, documents, and papers as the Agent may request to evidence the Agent's and the Lenders' security interest in any Patent or Trademark and the goodwill and general intangibles of the Borrower relating thereto or represented thereby, and the Borrower hereby constitutes the Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes (but only if the Borrower shall fail to do so after a request therefor), all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full and the Commitments are terminated.

          (v) The Borrower will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Patents and Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

          (vi) In the event that any Patent or Trademark included in the Collateral is, to any material extent, infringed, misappropriated or diluted by a third party, the Borrower shall promptly notify the Agent and the Lenders after it learns thereof and shall, unless the Borrower shall reasonably determine that such Patent or Trademark is of negligible economic value to the Borrower, promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions (if any) as the Borrower shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

       6.  Agent's Appointment as Attorney-in-Fact.
           ---------------------------------------

       (a)  Powers.  The Borrower hereby irrevocably constitutes and appoints
            ------
the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, the Borrower hereby gives the Agent the power and right, on behalf of the Borrower, without notice to or assent by the Borrower, to do the following:

         (i) at any time when any Event of Default shall have occurred and is continuing, in the name of the Borrower or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, General Intangible or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Account or General Intangible or with respect to any other Collateral whenever payable;

        (ii) to pay or discharge taxes which the Borrower has failed to pay in violation of Section 5(g) hereof and Liens levied or placed on or threatened against the Collateral which are not permitted by this Security Agreement, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

       (iii) upon the occurrence and during the continuance of any Event of Default, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Agent or as the Agent shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to assign any Patent or Trademark (along with the goodwill of the business which any such Trademark symbolizes), throughout the world for such term or terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine; and
  (H) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Borrower's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's and the Lenders' Liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as the Borrower might do.

The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

       (b)  Other Powers.  The Borrower also authorizes the Agent and the
            ------------
Lenders, at any time and from time to time, to execute, in connection with the sale provided for in Section 9 hereof, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

       (c)  No Duty on Agent or Lenders' Part.  The powers conferred on the
            ---------------------------------
Agent and the Lenders hereunder are solely to protect the Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Agent or any Lender to exercise any such powers. The Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

       7.  Performance by Agent of Borrower's Obligations.  If the Borrower
           ----------------------------------------------
fails to perform or comply with any of its agreements contained herein and the Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of the Agent incurred in connection with such performance or compliance, together with interest thereon at a rate per annum 2% above the rate applicable to ABR Loans shall be payable by the Borrower to the Agent on demand and shall constitute Obligations secured hereby.

       8.  Proceeds.  In addition to the rights of the Agent and the Lenders
           --------
specified in Section 3(d) with respect to payments of Accounts, it is agreed that if an Event of Default shall occur and be continuing (a) all Proceeds received by the Borrower consisting of cash, checks and other near-cash items shall be held by the Borrower in trust for the Agent and the Lenders, segregated from other funds of the Borrower, and shall, forthwith upon receipt by the Borrower, be turned over to the Agent in the exact form received by the Borrower (duly indorsed by the Borrower to the Agent, if required), and (b) any and all such Proceeds received by the Agent (whether from the Borrower or otherwise) may, in the sole discretion of the Agent, be held by the Agent for the ratable benefit of the Lenders as collateral security for, and/or then or at any time thereafter may be applied by the Agent against, the Obligations (whether matured or unmatured), such application to be in such order as the Agent shall elect. Any balance of such Proceeds remaining after the Obligations shall have been paid in full and the Commitments shall have been terminated shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

       9.  Remedies.  If an Event of Default shall occur and be continuing, the
           --------
Agent, on behalf of the Lenders may exercise (following consultation with the Required Lenders), in addition to all other rights and remedies granted to them in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived or released. The Borrower further agrees, at the Agent's request, to assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at the Borrower's premises or elsewhere. The Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Agent account for the surplus, if any, to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Agent or any Lender to collect such deficiency.

       10.  Limitation on Duties Regarding Preservation of Collateral.  The
            ---------------------------------------------------------
Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar property for its own account. Neither the Agent, any Lender, nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or otherwise.

       11.  Powers Coupled with an Interest.  All authorizations and agencies
            -------------------------------
herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

       12.  Severability.  Any provision of this Security Agreement which is
            ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

       13.  Paragraph Headings.  The paragraph headings used in this Security
            ------------------
Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

       14.  No Waiver; Cumulative Remedies.   Neither the Agent nor any Lender
            ------------------------------
shall by any act (except by a written instrument pursuant to Section 15 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

       15.  Waivers and Amendments; Successors and Assigns.  None of the terms
            ----------------------------------------------
or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Borrower and the Agent, provided that any provision of this Security Agreement may be waived
           --------
by the Agent in a written letter or agreement executed by the Agent or by telex or facsimile transmission from the Agent. This Security Agreement shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns.

       16.  Notices.  Notices hereunder may be given by mail or by facsimile
            -------
transmission, addressed or transmitted to the Person to which it is being given at such Person's address or transmission number set forth in the Credit Agreement and shall be effective (a) in the case of mail, 5 days after deposit in the postal system, first class postage pre-paid and (b) in the case of facsimile notices, when sent and confirmation is received. The Borrower may change its address and transmission number by written notice to the Agent, and the Agent or any Lender may change its address and transmission number by written notice to the Borrower and, in the case of a Lender, to the Agent.

       17.  Authority of Agent.  The Borrower acknowledges that the rights and
            ------------------
responsibilities of the Agent under this Security Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Borrower, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Borrower shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

       18.  Termination.  This Security Agreement shall terminate upon payment
            -----------
in full of all of the Obligations and termination of all commitments to lend or otherwise extend credit pursuant to the Credit Agreement, provided, however,
                                                          --------  -------
that this Security Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or the Borrower, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made. Upon termination of this Security Agreement, the Agent will take such action and will execute and deliver such instruments and documents as are required pursuant to Section 9-404(1) of the Code or as are otherwise required with respect to the release of the security interests granted herein in Patents, Patent Licenses, Trademarks and Trademark Licenses.

       19.  GOVERNING LAW.  THIS SECURITY AGREEMENT AND THE RIGHTS AND
            -------------
OBLIGATIONS OF THE BORROWER UNDER THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

       IN WITNESS WHEREOF, the Borrower and the Agent have caused this Amended and Restated Security Agreement to be duly executed and delivered as of the date first above written.


                                ICF KAISER INTERNATIONAL, INC.


                                By:
                                   ---------------------------
                                   Title:


                                CHEMICAL BANK, as Agent


                                By:
                                   ------------------------
                                   Title:

                                                                       EXHIBIT E



                       AMENDED AND RESTATED SUBSIDIARIES
                               SECURITY AGREEMENT


        AMENDED AND RESTATED SUBSIDIARIES SECURITY AGREEMENT, dated as of December __, 1993, made by each of the corporations that are signatories hereto (the "Subsidiaries"), in favor of CHEMICAL BANK, as Agent (in such capacity, the
      ------------
"Agent") for the banks and other financial institutions (the "Lenders") under
 -----                                                        -------
the Subsidiaries Guarantee described below.


                             W I T N E S S E T H :
                             - - - - - - - - - -


        WHEREAS, each of the Subsidiaries is a party to the Amended and Restated Subsidiaries Guarantee, dated as of December __, 1993 (as the same may from time to time be amended, supplemented or otherwise modified, the "Subsidiaries
                                                             ------------
Guarantee");
- ---------

        WHEREAS, pursuant to the Subsidiaries Guarantee, each Subsidiary has guaranteed, subject to the limitations set forth therein, the Obligations (as defined in the Subsidiaries Guarantee);

        WHEREAS, the Obligations guaranteed by the Subsidiary Guarantee (the obligations under which are secured hereby) include obligations of ICF Kaiser International, Inc. (the "Borrower") under the Amended and Restated Credit
                          --------
Agreement, dated as of December __, 1993 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the
                                 ----------------
Lenders and the Agent;

        WHEREAS, the Credit Agreement is an extension, refunding and refinancing of the Amended and Restated Credit Agreement, dated as of May 14, 1991 (as amended, the "Existing Credit Agreement") among the Borrower, the lenders party
              -------------------------
thereto and Chemical Bank (successor by merger to Manufacturers Hanover Trust Company), as agent, and the Credit Agreement provides that extensions of credit may only be made thereunder pursuant to a borrowing base formula in respect of certain collateral, which formula is similar to the borrowing base formula in respect of such collateral provided under the Existing Credit Agreement;

        WHEREAS, in connection with the Existing Credit Agreement, certain of the Subsidiaries entered into separate Amended and Restated Subsidiary Security Agreements, each dated as of February 14, 1992 (collectively, the "Existing
                                                                   --------
Security Agreements"); and
- -------------------

        WHEREAS, the Subsidiaries and the Agent, with the consent of the Lenders, wish to amend and restate each of the Existing Security Agreements in the manner set forth herein.

        NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the Subsidiaries and the Agent hereby agree that each of the Existing Security Agreements is hereby amended and restated in its entirety as follows:

        1.  Defined Terms.  Unless otherwise defined herein, terms which are
            -------------
defined in the Subsidiaries Guarantee or in the Credit Agreement and used herein are so used as so defined; the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Accounts, Chattel Paper, General Intangibles, Instruments and Proceeds; and the following terms shall have the following meanings:

        "Code" shall mean the Uniform Commercial Code as from time to time in
         ----
     effect in the State of New York.

        "Collateral" shall have the meaning assigned to it in Section 2 of
         ----------
     this Security Agreement.

        "Collateral Accounts" shall have the meaning assigned to it in Section
         -------------------
     3 of this Security Agreement.

        "General Intangibles" shall have the meaning assigned to such term in
         -------------------
     the Code, provided, however, that in no event shall uncertificated
               --------  -------
     securities issued or owned by any Subsidiary or the Borrower be deemed to constitute General Intangibles for purposes hereof.

        "Lock-Box Accounts" shall have the meaning assigned to it in Section 3
         -----------------
     of this Security Agreement.

        "Lock-Box Agreement" shall have the meaning assigned to it in Section
         ------------------
     3 of this Security Agreement.

        "Patents" means (a) all registered letters patent of the United States
         -------
     and all reissues and extensions thereof in each case referred to in
     Schedule IV hereto, and any thereof specified by the Agent, and (b) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof or any other country, in each case referred to in Schedule IV hereto, and any thereof specified by the Agent.

        "Patent License" means all agreements, whether written or oral,
         --------------
     providing for the grant by any Subsidiary of any right to manufacture, use or sell any invention covered by a Patent referred to in Schedule IV hereto and any thereof specified by the Agent.

        "Secured Obligations" means the collective reference to (a) the
         -------------------
     Obligations and (b) all obligations and liabilities of the Subsidiaries which may arise under or in connection with this Security Agreement or any other Loan Document to which such Subsidiaries are parties, whether on account of reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Agent or to the Lenders) or otherwise.

        "Security Agreement" shall mean this Amended and Restated Subsidiaries
         ------------------
     Security Agreement, as amended, supplemented or otherwise modified from time to time.

        "Trademarks" means (a) all trademarks, trade names, corporate names,
         ----------
     company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers (in each case such of the foregoing that are registered), and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, in each case referred to in Schedule V hereto and any thereof specified by the Agent, and (b) all renewals thereof.

        "Trademark License" means any agreement, written or oral, providing
         -----------------
     for the grant by any Subsidiary of any right to use any Trademark referred to in Schedule V hereto and any thereof specified by the Agent.

        2.  Grant of Security Interest.  As collateral security for the prompt
            --------------------------
and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, each Subsidiary hereby confirms that it has granted, and to the extent, if any, necessary, does hereby grant to the Agent a security interest in all of the following property now owned or at any time hereafter acquired by such Subsidiary or in which such Subsidiary now has or at any time in the future may acquire any right, title or interest (collectively, the "Collateral"):
                             ----------

             (i)    all Accounts;

            (ii) all Chattel Paper which is of a type which would be included in the calculation of the Borrowing Base;

           (iii)    all General Intangibles;

            (iv) all Instruments which are of a type which would be included in the calculation of the Borrowing Base;

             (v) all Patents, to the extent, if any, not included within General Intangibles;

            (vi) all Patent Licenses, to the extent, if any, not included within General Intangibles;

           (vii) all Trademarks, to the extent, if any, not included within General Intangibles;

          (viii) all Trademark Licenses, to the extent, if any, not included within General Intangibles;

            (ix) the Lock-Box Accounts, and the Collateral Accounts, and all amounts from time to time on deposit therein; and

             (x) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.

Notwithstanding anything in the foregoing to the contrary, no security interest is granted by this Section 2 in (1) any securities issued by the Borrower or any subsidiary of the Borrower and (2) any Patent Licenses or Trademark Licenses to the extent such Licenses prohibit such grant, provided that each Subsidiary
                                              --------
shall use its reasonable best efforts to avoid the inclusion of any such prohibition in any Patent Licenses or Trademark Licenses entered into after the date hereof.

        3.  Rights of Agent and Lenders; Limitations on Agent's and Lenders'
            ----------------------------------------------------------------
Obligations.
- -----------

        (a)  Subsidiaries Remain Liable Under Accounts. Anything herein to the
             -----------------------------------------
contrary notwithstanding, each Subsidiary shall remain liable under each of its Accounts and each contract or agreement to which it is a party under which any Account or General Intangible may arise to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any such contract or agreement. Neither the Agent nor any Lender shall have any obligation or liability under any Account or any such contract or agreement by reason of or arising out of this Security Agreement or the receipt by the Agent or any such Lender of any payment relating to such Account pursuant hereto, nor shall the Agent or any Lender be obligated in any manner to perform any of the obligations of any Subsidiary under or pursuant to any Account or any such contract or agreement, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account or any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

        (b)  Notice to Account Debtors.  Upon the request of the Agent (given
             -------------------------
only after consultation with the Required Lenders) at any time after the occurrence and during the continuance of an Event of Default, each Subsidiary shall notify account debtors on its Accounts that a security interest has been granted in the Accounts to the Agent and that payments in respect thereof shall be made directly to the Agent. Each Subsidiary shall cause all account debtors on its Accounts to make all payments in respect thereof directly into the appropriate Lock-Box or Lock-Box Account. The Agent may in its own name or in the name of others communicate with account debtors on the Accounts to verify with them to its satisfaction the existence, amount and terms of any Accounts.

        (c)  Analysis of Accounts.  The Agent shall have the right to make test
             --------------------
verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and each Subsidiary shall furnish all such assistance and information as the Agent may reasonably require in connection therewith. At any time and from time to time, upon the Agent's request and at the expense of such Subsidiary, each Subsidiary shall cause independent public accountants or others satisfactory to the Agent to furnish to the Agent reports showing reconciliations, aging and test verifications of, and trial balances for, its Accounts.

        (d)  Collections on Accounts.  The Borrower and certain of its
             -----------------------
subsidiaries (including the Subsidiaries) shall enter into one or more lock-box agreements with the Agent on terms and conditions reasonably acceptable to the Agent and the Borrower (collectively, the "Lock-Box Agreements") pursuant to
                                           -------------------
which there shall be established one or more lock-boxes and lock-box accounts (collectively, the "Lock-Boxes" and the "Lock-Box Accounts"), together with one
                    ----------           -----------------
or more collateral accounts maintained with the Agent (the "Collateral
                                                            ----------
Accounts"). The Agent shall have sole dominion and control over the Lock-Box Accounts and the Collateral Accounts, and neither the Borrower nor any Subsidiary shall have any right of withdrawal therefrom; provided that upon
                                                         --------
receipt of collected funds in any Lock-Box Account, such funds may be withdrawn in accordance with the Lock-Box Agreement, unless a Default or Event of Default shall be in existence, in which event the Agent may, and upon the direction of the Required Lenders shall, transfer to the Collateral Accounts all funds received in the Lock-Box Accounts so long as such Default or Event of Default shall continue. Each Subsidiary shall cause each account debtor on Accounts owing such Subsidiary to make all payments in respect of such Accounts to the appropriate Lock-Box. If, notwithstanding such direction, such Subsidiary shall receive any such payment, such payment, when collected by such

Subsidiary, shall be forthwith (and, in any event, within two Business Days) deposited by such Subsidiary in the exact form received, duly indorsed by such Subsidiary to the Agent if required, in the appropriate Lock-Box Account subject to withdrawal by the Agent for the account of the Lenders only, as hereinafter provided, and, until so turned over, shall be held by such Subsidiary in trust for the Agent and the Lenders, segregated from other funds of such Subsidiary. Each deposit of any such Proceeds shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit. All Proceeds constituting collections of Accounts while held by the Agent (or by any Subsidiary in trust for the Agent and the Lenders) shall continue to be collateral security for all of the Secured Obligations and shall not constitute payment thereof until applied as hereinafter provided. Subject to the terms of the Lock-Box Agreements, if an Event of Default shall have occurred and be continuing, at any time at the Agent's election, the Agent shall apply all or any part of the funds on deposit in the Collateral Accounts on account of the Secured Obligations in such order as the Agent may elect, and any part of such funds which the Agent elects not so to apply and deems not required as collateral security for the Secured Obligations shall be paid over from time to time by the Agent to the appropriate Subsidiary or to whomsoever may be lawfully entitled to receive the same. At the Agent's request, each Subsidiary shall deliver to the Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to its Accounts, including, without limitation, all original orders, invoices and shipping receipts.

        (e)  Compliance with Assignment of Claims Act.  If requested by the
             ----------------------------------------
Required Lenders at any time and from time to time, each Subsidiary shall take all actions necessary to comply with the United States Assignment of Claims Act in respect of all Collateral under this Security Agreement to which such act is applicable.

        4.   Representations and Warranties.  Each Subsidiary hereby represents
             ------------------------------
and warrants that:

        (a)  Title; No Other Liens.  Except for the Lien granted to the Agent
             ---------------------
     for the ratable benefit of the Lenders pursuant to this Security Agreement and the other Liens, if any, permitted to exist on the Collateral pursuant to subsection 7.3 of the Credit Agreement, such Subsidiary owns each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice granting a Lien on all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Agent, for the ratable benefit of the Lenders, pursuant to this Security Agreement.

        (b) Perfected First Priority Liens.  The Liens granted pursuant to
            ------------------------------
     this Security Agreement constitute perfected Liens on the Collateral in favor of the Agent, which are prior to all other Liens (other than Liens, if any, permitted by subsection 7.3 of the Credit Agreement) on the Collateral created by such Subsidiary and in existence on the date hereof and which are enforceable as such against all creditors of and purchasers from such Subsidiary.

        (c)  Accounts.  The amount represented by such Subsidiary to the
             --------
     Lenders from time to time as owing by each account debtor or by all account debtors in respect of the Accounts will at such time be the correct amount actually owing by such account debtor or debtors thereunder. No amount payable to such Subsidiary which is of a type which would be included in the calculation of the Borrowing Base is evidenced by any Instrument or Chattel Paper which has not been delivered to the Agent. The place where such Subsidiary keeps its records concerning the Accounts is listed on
     Schedule I hereto.

        (d)  Chief Executive Office.  Such Subsidiary's chief executive office
             ----------------------
     and chief place of business are located as described on Schedule II hereto.

        (e)  Power and Authority; Authorization.  Such Subsidiary has the
             ----------------------------------
     corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the Lien on the Collateral pursuant to, this Security Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the Lien on the Collateral pursuant to, this Security Agreement.

        (f)  Enforceability.  This Security Agreement constitutes a legal,
             --------------
     valid and binding obligation of such Subsidiary enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

        (g)  No Conflict.  The execution, delivery and performance of this
             -----------
     Security Agreement will not violate any provision of any Requirement of Law or Contractual Obligation of such Subsidiary and will not result in the creation or imposition of any Lien on any of the properties or revenues of such Subsidiary pursuant to any Requirement of Law or Contractual Obligation applicable to such Subsidiary, except as contemplated hereby.

        (h)  No Consents, etc.  No consent or authorization of, filing with,
             -----------------
     or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Subsidiary), is required in connection with the execution, delivery, performance, validity or enforceability of this Security Agreement.

        (i)  Patents and Trademarks.  Schedule IV hereto includes all Patents
             ----------------------
     and Patent Licenses owned by such Subsidiary in its own name as of the date hereof. Schedule V hereto includes all Trademarks and Trademark Licenses owned by such Subsidiary in its own name as of the date hereof. To the best of such Subsidiary's knowledge, each Patent and Trademark is valid, subsisting, unexpired, enforceable and has not been abandoned. Except as set forth in either such Schedule, none of such Patents and Trademarks is the subject of any licensing or franchise agreement. To the best of such Subsidiary's knowledge after reasonable inquiry, no holding, decision or judgment has been rendered by any Governmental Authority which would limit in any material way, cancel or question in any material way the validity of any Patent or Trademark. To the best of such Subsidiary's knowledge after reasonable inquiry, no action or proceeding is pending (i) seeking to limit in any material way, cancel or question in any material way the validity of any Patent or Trademark, or (ii) which, if adversely determined, would have a material adverse effect on the value to such Subsidiary, the Borrower or any other subsidiary of the Borrower of any Patent or Trademark.

        5.  Covenants.  Each Subsidiary covenants and agrees with the Agent and
            ---------
the Lenders that, from and after the date of this Security Agreement until the Secured Obligations are paid in full and the Commitments are terminated:

        (a)  Further Documentation; Pledge of Instruments and Chattel Paper.
             --------------------------------------------------------------
     At any time and from time to time, upon the written request of the Agent, and at the sole expense of such Subsidiary, such Subsidiary will promptly and duly execute and deliver such further instruments and documents and take such further action as the Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. Each Subsidiary also hereby authorizes the Agent to file any such financing or continuation statement without the signature of such Subsidiary to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement for filing in any jurisdiction. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or Chattel Paper shall be immediately delivered to the Agent, duly endorsed in a manner satisfactory to the

     Agent, to be held as Collateral pursuant to this Security Agreement.

        (b)  Indemnification.  Such Subsidiary jointly and severally agrees to
             ---------------
     pay, and to save the Agent and the Lenders harmless from, any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay by it in complying with any Requirement of Law applicable to any of the Collateral or (iii) in connection with the negotiation, execution and enforcement of this Security Agreement and the maintenance and perfection of the security interests granted hereunder. In any suit, proceeding or action brought by the Agent or any Lender under any Account for any sum owing thereunder, or to enforce any provisions of any Account, each Subsidiary will jointly and severally save, indemnify and keep the Agent and such Lender harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by any Subsidiary of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from any Subsidiary. The Subsidiaries shall not have any obligation to indemnify under this Section 5(b) with respect to any liability, cost or expense which arises from any of the situations specified in clauses (i) through (iv) in the proviso to subsection 10.5 of the Credit Agreement.

        (c)  Maintenance of Records.  Such Subsidiary will keep and maintain
             ----------------------
     at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to its Accounts. Each Subsidiary will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby. For the Agent's and the Lenders' further security, the Agent, for the ratable benefit of the Lenders, shall have a security interest in all of the books and records of each Subsidiary pertaining to the Collateral, and each Subsidiary shall permit the Agent to inspect, and shall make and deliver copies to the Agent of, any such books and records to the Agent or to its representatives during normal business hours at the request of the Agent.

        (d)  Right of Inspection.  The Agent and the Lenders shall have, upon
             -------------------
     reasonable prior notice absent the continuance of any Event of Default, full and free access at all times during normal business hours to all the books, correspondence and records of such Subsidiary, and the Agent and the Lenders and their respective representatives may examine the same, take extracts therefrom and make photocopies thereof, and such Subsidiary agrees to render to the Agent and the Lenders, at such Subsidiary's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Without limiting any of their rights under this Section 5(d) or otherwise under this Security Agreement, the Lenders shall attempt to minimize any inconvenience caused to the Subsidiaries as a result of the exercise of the rights granted to them pursuant to this Section 5(d).

        (e)  Compliance with Laws, etc.  Such Subsidiary will comply in all
             --------------------------
     material respects with all Requirements of Law applicable to the Collateral or any part thereof or to the operation of such Subsidiary's business;

     provided, however, that such Subsidiary may contest any Requirement of Law
     --------  -------
     in any reasonable manner which shall not, in the sole opinion of the Agent, adversely affect the Agent's or the Lenders' rights or the priority of their Liens on the Collateral.

        (f)  Compliance with Terms of Contracts, etc.  Such Subsidiary will
             ----------------------------------------
     perform and comply in all material respects with all its Contractual Obligations relating to the Collateral except where the validity thereof is currently being contested in good faith by appropriate proceedings.

        (g)  Payment of Obligations.  Such Subsidiary will pay promptly when
             ----------------------
     due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any of the Collateral or any interest therein and (iii) such charge is adequately reserved against on such Subsidiary's books in accordance with GAAP.

        (h)  Limitation on Liens on Collateral.  Such Subsidiary will not
             ---------------------------------
     create, incur or permit to exist, will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral (other than (i) the Liens created hereby, (ii) as permitted pursuant to subsection 7.3 of the Credit Agreement and (iii) as permitted by clauses (i), (ii) and (iii) of Section 5(g) above), and will defend the right, title and interest of the Agent and the Lenders in and to any of the Collateral against the claims and demands of all Persons whomsoever.

        (i)  Limitations on Dispositions of Collateral.  Such Subsidiary will
             -----------------------------------------
     not sell, transfer, lease or otherwise dispose of any of the Collateral, or attempt, offer or contract to do so, except as permitted pursuant to subsection 7.6 of the Credit Agreement.

        (j)  Limitations on Modifications, Waivers, Extensions of Agreements
             ---------------------------------------------------------------
     Giving Rise to Accounts.  Except as permitted by Section 5(k) below, such
     -----------------------
     Subsidiary will not (i) amend, modify, terminate or waive any provision of any agreement giving rise to an Account in any manner which could reasonably be expected to materially adversely affect the value of such Account as Collateral, (ii) fail to exercise promptly and diligently each and every material right which it may have under each agreement giving rise to a Account (other than any right of termination) or (iii) fail to deliver to the Agent a copy of each material demand, notice or document received by it relating in any way to any agreement giving rise to an Account.

        (k)  Limitations on Discounts, Compromises, Extensions of Accounts.
             -------------------------------------------------------------
     Other than in the ordinary course of business as generally conducted by such Subsidiary over a period of time, such Subsidiary will not grant any extension of the time of payment of any of its Accounts, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit, refund or discount whatsoever thereon.

        (l)  Further Identification of Collateral.  Such Subsidiary will
             ------------------------------------
     furnish to the Agent and the Lenders from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

        (m)  Notices.  Such Subsidiary will advise the Agent and the Lenders
             -------
     promptly, in reasonable detail, at their respective addresses set forth in the Credit Agreement, (i) of any Lien (other than Liens permitted by subsection 7.3 of the Credit Agreement) on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder.

        (n)  Changes in Locations, Name, etc.  Such Subsidiary will not (i)
             --------------------------------
     change the location of its chief executive office or chief place of business from that listed on Schedule II or remove its books and records from the location specified on Schedule I or (ii) change its name, identity or corporate structure to such an extent that any financing statement filed by the Agent in connection with this Security Agreement would become seriously misleading unless, in the case of either clause (i) or (ii), such Subsidiary shall have given the Agent at least thirty days prior written notice and shall have executed and delivered to the Agent financing statements reasonably satisfactory to the Agent prior to such change so as to preserve, in the sole judgement of the Agent, the perfection and priority of the security interest granted hereby.

        (o)  Patents and Trademarks.
             ----------------------

             (i) Such Subsidiary (either itself or through licensees) will, except with respect to any Trademark that such Subsidiary shall reasonably determine is of negligible economic value to it and except as permitted by subsection 7.6 of the Credit Agreement, (i) continue to use each of its Trademarks so as to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) employ such Trademark with the appropriate notice (if any) of registration, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Agent, for the ratable benefit of the Lenders, shall obtain a perfected security interest in such mark pursuant to this Security Agreement, and (v) not (and not knowingly permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any of its Trademarks may become invalidated.

             (ii) Such Subsidiary will not, except with respect to any Patent that such Subsidiary shall reasonably determine is of negligible economic value to it, fail diligently to pursue all actions where such failure may cause any Patent to become abandoned or dedicated to public use.

             (iii) Such Subsidiary will notify the Agent and the Lenders promptly if it knows, or has reason to know, that any application or registration relating to any of its Patents or Trademarks may become abandoned or dedicated to public use, or of any materially adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding such Subsidiary's ownership of any Patent or Trademark or its right to register the same or to keep and maintain the same.

             (iv) Whenever such Subsidiary, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, such Subsidiary shall report such filing to the Agent and the Lenders within ten Business Days after the last day of the fiscal quarter in which such filing occurs. Except with respect to any Patent, Trademark, Patent License or Trademark License that such Subsidiary shall reasonably determine is of negligible economic value to it, whenever such Subsidiary acquires an ownership interest in any Patent, Trademark, Patent License or Trademark License, such Subsidiary shall notify the Agent within ten days after the last day of the fiscal quarter in which such acquisition occurs, and the Agent may designate such Patent, Trademark, Patent License or Trademark License as subject to the grant of a security interest such Patent, Trademark, Patent License or Trademark License under Section 2 hereof. Upon request of the Agent, such Subsidiary shall execute and deliver any and all agreements, instruments, documents, and papers as the Agent may request to evidence the Agent's and the Lenders' security interest in any Patent or Trademark and the goodwill and general intangibles of such Subsidiary relating thereto or represented thereby, and such Subsidiary hereby constitutes the Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes (but only if such Subsidiary shall fail to do so after a request therefor), all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Secured Obligations are paid in full and the Commitments are terminated.

             (v) Such Subsidiary will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of its Patents and Trademarks, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

             (vi) In the event that any Patent or Trademark included in the Collateral is to any material extent infringed, misappropriated or diluted by a third party, such Subsidiary shall promptly notify the Agent and the Lenders after it learns thereof and shall, unless such Subsidiary shall reasonably determine that such Patent or Trademark is of negligible economic value to it, promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions (if any) as such Subsidiary shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

        6.  Agent's Appointment as Attorney-in-Fact.
              ---------------------------------------

        (a)  Powers.  Each Subsidiary hereby irrevocably constitutes and
             ------
appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Subsidiary and in the name of such Subsidiary or in its own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, such Subsidiary hereby gives the Agent the power and right, on behalf of such Subsidiary without notice to or assent by such Subsidiary, to do the following:

            (i) at any time when any Event of Default shall have occurred and is continuing, in the name of such Subsidiary or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account or General Intangible or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Account or General Intangible or with respect to any other Collateral whenever payable;

           (ii) to pay or discharge taxes which such Subsidiary has failed to pay in violation of Section 5(g) hereof and Liens levied or placed on or threatened against the Collateral which are not permitted by this Agreement, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

          (iii) upon the occurrence and during the continuance of any Event of Default, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Agent or as the Agent shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against such Subsidiary with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to assign any Patent or Trademark (along with the goodwill of the business which any such Trademark symbolizes), throughout the world for such term or terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine; and (H) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Subsidiary's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's and the Lenders' Liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as such Subsidiary might do.

Each Subsidiary hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

        (b)  Other Powers.  Each Subsidiary also authorizes the Agent and the
             ------------
Lenders, at any time and from time to time, to execute, in connection with the sale provided for in Section 9 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

        (c)  No Duty on Agent or Lenders' Part.  The powers conferred on the
             ---------------------------------
Agent and the Lenders hereunder are solely to protect the Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Agent or any Lender to exercise any such powers. The Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Subsidiary for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

        7.  Performance by Agent of Subsidiary's Obligations. If any Subsidiary
            ------------------------------------------------
fails to perform or comply with any of its agreements contained herein and the Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of the Agent incurred in connection with such performance or compliance, together with interest thereon at a rate per annum 2% above the rate applicable to ABR Loans shall be jointly and severally payable by each Subsidiary to the Agent on demand and shall constitute Secured Obligations.

        8.  Proceeds.  In addition to the rights of the Agent and the Lenders
            --------
specified in Section 3(d) with respect to payments of Accounts, it is agreed that if an Event of Default shall occur and be continuing (a) all Proceeds received by any Subsidiary consisting of cash, checks and other near-cash items shall be held by such Subsidiary in trust for the Agent and the Lenders, segregated from other funds of such Subsidiary, and shall, forthwith upon receipt by such Subsidiary, be turned over to the Agent in the exact form received by such Subsidiary (duly indorsed by such Subsidiary to the Agent, if required), and (b) any and all such Proceeds received by the Agent (whether from such Subsidiary or otherwise) may, in the sole discretion of the Agent, be held by the Agent for the ratable benefit of the Lenders as collateral security for, and/or then or at any time thereafter may be applied by the Agent against, the Secured Obligations (whether matured or unmatured), such application to be in such order as the Agent shall elect. Any balance of such Proceeds of Collateral granted by any Subsidiary remaining after the Secured Obligations shall have been paid in full and the Commitments shall have been terminated shall be paid over to such Subsidiary or to whomsoever may be lawfully entitled to receive the same.

        9.  Remedies.  If an Event of Default shall occur and be continuing, the
            --------
Agent, on behalf of the Lenders may exercise (following consultation with the Required Lenders), in addition to all other rights and remedies granted to them in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the obligations secured hereby, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Subsidiary or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the relevant Subsidiary, which right or equity is hereby waived or released. Each Subsidiary further agrees, at the Agent's request, to assemble its Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at such Subsidiary's premises or elsewhere. The Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Agent account for the surplus, if any, to the relevant Subsidiary. To the extent permitted by applicable law, each Subsidiary waives all claims, damages and demands it may acquire against the Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. Each Subsidiary shall remain jointly and severally liable for any deficiency (subject to the proviso to subsection 2(a) of the Subsidiaries Guarantee) if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Agent or any Lender to collect such deficiency.

        10.  Limitation on Duties Regarding Preservation of Collateral.  The
             ---------------------------------------------------------
Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar property for its own account. Neither the Agent, any Lender, nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Subsidiary or otherwise.

        11.  Powers Coupled with an Interest.  All authorizations and agencies
             -------------------------------
herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

        12.  Severability.  Any provision of this Security Agreement which is
             ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        13.  Paragraph Headings.  The paragraph headings used in this Security
             ------------------
Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

        14.  No Waiver; Cumulative Remedies.   Neither the Agent nor any Lender
             ------------------------------
shall by any act (except by a written instrument pursuant to Section 15 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

        15.  Waivers and Amendments; Successors and Assigns. None of the terms
             ----------------------------------------------
or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Subsidiary and the Agent, provided that any provision of this Security Agreement may be
               --------
waived by the Agent in a written letter or agreement executed by the Agent or by facsimile transmission from the Agent. This Security Agreement shall be binding upon the successors and assigns of each Subsidiary and shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns.

        16.  Notices.  Notices hereunder may be given by mail or by facsimile
             -------
transmission, addressed or transmitted to the

Person to which it is being given at such Person's address or transmission number set forth in the Credit Agreement or in Schedule III hereto, as the case may be, and shall be effective (a) in the case of mail, 5 days after deposit in the postal system, first class postage pre-paid and (b) in the case of facsimile notices, when sent and confirmation is received. Each Subsidiary may change its address and transmission number by written notice to the Agent, and the Agent or any Lender may change its address and transmission number by written notice to the Borrower on behalf of the Subsidiaries and, in the case of a Lender, to the Agent.

        17.  Authority of Agent.  Each Subsidiary acknowledges that the rights
             ------------------
and responsibilities of the Agent under this Security Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and such Subsidiary, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and such Subsidiary shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

        18.  Termination.  This Security Agreement shall terminate (subject to
             -----------
reinstatement simultaneously with any reinstatement of the Subsidiaries Guarantee pursuant to Section 8 thereof) upon payment in full of all of the Secured Obligations and termination of all commitments to lend or otherwise extend credit pursuant to the Credit Agreement. Upon termination of this Security Agreement, the Agent will take such action and will execute and deliver such instruments and documents as are required pursuant to Section 9-404(1) of the Code or as are otherwise required with respect to the release of the security interests granted herein in Patents, Patent Licenses, Trademarks and Trademark Licenses.

        19.  GOVERNING LAW.  THIS SECURITY AGREEMENT AND THE RIGHTS AND
             -------------
OBLIGATIONS OF THE SUBSIDIARIES UNDER THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, the Subsidiaries and the Agent have caused this Amended and Restated Subsidiaries Security Agreement to be duly executed and delivered as of the date first above written.



                                CLEMENT INTERNATIONAL CORPORATION



                                By:____________________________
                                    Title:  Authorized
                                            Representative


                                CYGNA GROUP, INC.



                                By:____________________________
                                    Title:  Authorized
                                            Representative



                                EXCELL DEVELOPMENT CONSTRUCTION,
                                  INC.


                                By:_____________________________
                                    Title:  Authorized
                                            Representative



                                ICF CONSULTING ASSOCIATES, INC.



                                By:_____________________________
                                    Title:  Authorized
                                            Representative



                                ICF INCORPORATED



                                By:_____________________________
                                    Title:  Authorized
                                            Representative

                                ICF INFORMATION TECHNOLOGY, INC.



                                By:_____________________________
                                    Title:  Authorized
                                            Representative


                                ICF KAISER ENGINEERS GROUP, INC.



                                By:_____________________________
                                    Title:  Authorized
                                            Representative


                                ICF KAISER ENGINEERS, INC.



                                By:_____________________________
                                    Title:  Authorized
                                            Representative



                                ICF RESOURCES INCORPORATED



                                By:____________________________
                                    Title:  Authorized
                                            Representative



                                ICF TECHNOLOGY INCORPORATED



                                By:____________________________
                                    Title:  Authorized
                                            Representative



                                KAISER ENGINEERS HANFORD COMPANY



                                By:______________________________
                                    Title:  Authorized
                                            Representative

                                ICF LEASING CORPORATION, INC.



                                By:____________________________
                                    Title:  Authorized
                                            Representative


                                PHASE LINEAR SYSTEMS INCORPORATED



                                By:____________________________
                                    Title:  Authorized
                                            Representative


                                TUDOR ENGINEERING COMPANY



                                By:____________________________
                                    Title:  Authorized
                                            Representative



                                HENRY J. KAISER COMPANY



                                By:____________________________


                                    Title:  Authorized
                                            Representative



                                ICF KAISER ENGINEERS (CALIFORNIA)
                                  CORPORATION



                                By:____________________________
                                    Title:  Authorized
                                            Representative

                                                                              23
                                KAISER ENGINEERS AND
                                  CONSTRUCTORS, INC.



                                By:____________________________
                                    Title:  Authorized
                                            Representative


                                KAISER ENGINEERS INTERNATIONAL,
                                  INC.



                                By:____________________________
                                    Title:  Authorized
                                            Representative


                                KE LIVERMORE, INC.



                                By:____________________________
                                    Title:  Authorized
                                            Representative


                                ICF KAISER ENGINEERS
                                MASSACHUSETTS,
                                  INC.


                                By:____________________________
                                    Title:  Authorized
                                            Representative



                                ICF KAISER HOLDINGS UNLIMITED,
                                INC.

                                By:____________________________
                                    Title:  Authorized
                                            Representative

                                ICF KAISER ENGINEERS CORPORATION

                                By: ____________________________
                                    Title:  Authorized
                                            Representative


                                KE SERVICES CORPORATION

                                By: ____________________________
                                    Title:  Authorized
                                            Representative

                                ICFCORP INTERNATIONAL, INC.

                                By: ____________________________
                                    Title:  Authorized
                                            Representative